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Filed Pursuant to Rule 497(e)
Registration Number 333-118715

PROSPECTUS	October 21, 2004

$243,450,000
BlackRock Global Floating Rate Income Trust 3,246 Shares, Series T7 3,246 Shares, Series W7 3,246 Shares, Series R7 Auction Preferred Shares ("APS") Liquidation Preference $25,000 Per Share

Investment Objectives.    BlackRock Global Floating Rate Income Trust (the "Trust") is a recently organized, diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income.

Portfolio Contents.    The Trust will invest at least 80% of its Managed Assets (defined herein) in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in senior, secured loans made to corporate and other business entities. The Trust may also invest up to 20% of its Managed Assets in fixed rate instruments of U.S. and non-U.S. issuers, including developed and emerging markets debt, investment grade and high yield corporate debt, sovereign debt, and mortgage-backed and asset-backed securities. Under normal market conditions, the Trust expects to invest at least 30% of its Managed Assets in securities of non-U.S. issuers. Initially, the Trust expects to invest approximately 30% of its Managed Assets in securities of emerging market issuers. Because of the protective features of senior loans (being both senior in a borrower's capital structure and secured by specific collateral), the Trust's investment advisor and sub-advisor believe, based on their experience, that senior loans tend to have more favorable loss recovery rates compared to most other types of below investment grade obligations which are subordinated and unsecured.

The Trust anticipates that, under current market conditions, substantially all of its portfolio will consist of below investment grade debt securities. Non-investment grade securities, commonly referred to as "junk bonds," are securities that are rated below investment grade by the national rating agencies that cover the security, or, if unrated, are determined to be of comparable quality by the Trust's investment advisor and sub-advisor. Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch Ratings ("Fitch") consider securities rated below BBB- to be below investment grade and Moody's Investors Service, Inc. ("Moody's") considers securities rated below Baa3 to be below investment grade. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to an issuer's capacity to pay interest and repay principal. Senior loans and emerging market debt are generally rated below investment grade. The Trust's strategies may result in an above average amount of risk and volatility or loss of principal. The Trust cannot ensure that it will achieve its investment objectives.

Before buying any APS, you should read the discussion of the material risks of investing in the Trust in the "Risks" section beginning on page 25 of this Prospectus. Certain of these risks are summarized in "Prospectus summary—Risks" beginning on page 2. The minimum purchase amount of the APS is $25,000.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to Public	Sales Load	Proceeds to Trust(1)

Per Share	$25,000	$250	$24,750

Total	$243,450,000	$2,434,500	$241,015,500

(1)
The Trust, its investment advisor, BlackRock Advisors, Inc., and its investment sub-advisor, BlackRock Financial Management, Inc., have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

UBS Investment Bank
Merrill Lynch & Co.
Citigroup
Wachovia Securities

(continued from previous page)

The APS are being offered by the underwriters subject to the condition that the APS be rated "Aaa" by Moody's and "AAA" by S&P as of the time of delivery of the APS to the underwriters, and subject to certain other conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the APS will be delivered to the nominee of The Depository Trust Company ("DTC") on or about October 26, 2004.

The APS will pay adjustable rate dividends based on shorter-term interest rates, which would be re-determined periodically by an auction process, conducted in accordance with the procedures described in this Prospectus and, in further detail in Appendix A to the Statement of Additional Information. The adjustment period for APS dividends could be as short as one day or as long as a year or more.

The APS, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-dealers may maintain a secondary trading market in the APS outside of auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the APS, and a selling shareholder that sells APS between auctions may receive a price per share of less than $25,000. The Trust may redeem APS as described under "Description of APS—Redemption."

When issued and outstanding, the APS will add leverage to an investment in the Trust's common shares. The APS will be senior in liquidation and distribution rights to the Trust's outstanding common shares. The Trust's common shares are traded on the New York Stock Exchange under the symbol "BGT."

You should read this Prospectus, which contains important information about the Trust, before deciding whether to invest in the APS, and retain it for future reference. A Statement of Additional Information, dated October 21, 2004, containing additional information about the Trust, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus, which means it is part of the Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 58 of this Prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the SEC's web site (http://www.sec.gov).

You should rely only on the information contained or incorporated by reference in this Prospectus. The Trust has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer in any state where the offer or sale is not permitted. You should not assume that the information in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Trust's business, financial condition and prospects may have changed since that date.

The Trust's APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

ii

Prospectus summary	1
Financial highlights (unaudited)	11
The Trust	12
Use of proceeds	12
Capitalization (unaudited)	13
Portfolio composition	13
The Trust's investments	14
Portfolio securities	16
Description of borrowings	24
Risks	25
Management of the Trust	34
Description of APS	36
The auction	45
Description of Common Shares	50
Certain provisions in the Agreement and Declaration of Trust	50
Repurchase of Common Shares	52
U.S. federal income tax matters	52
Underwriting	55
Custodian, transfer agent and auction agent	56
Legal opinions	56
Available information	56
Privacy principles of the Trust	57
Table of contents of Statement of Additional Information	58

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Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in our APS. You should read the more detailed information contained in this Prospectus, the Statement of Additional Information and the Trust's Statement of Preferences of Auction Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Statement.

THE TRUST

BlackRock Global Floating Rate Income Trust (the "Trust") is a recently organized, diversified, closed-end management investment company. Throughout the Prospectus, we refer to BlackRock Global Floating Rate Income Trust simply as the "Trust" or as "we," "us" or "our." See "The Trust." The Trust's common shares are traded on the New York Stock Exchange under the symbol "BGT." See "Description of common shares." As of October 13, 2004, the Trust had 23,481,021 common shares outstanding and net assets of $451,974,139.

THE OFFERING

The Trust is offering an aggregate of 3,246 shares of Series T7 APS, 3,246 shares of Series W7 APS and 3,246 shares of Series R7 APS, each at a purchase price of $25,000 per share. The APS are being offered by a group of underwriters led by UBS Securities LLC (collectively, the "Underwriters"). See "Underwriting."

INVESTMENT OBJECTIVES

The Trust's investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income. No assurance can be given that the Trust will achieve its investment objectives. See "The Trust's investments—Investment Objectives and Policies."

INVESTMENT POLICIES

The Trust will pursue its objectives by investing primarily in U.S. and non-U.S. senior loans and other variable and floating rate instruments.

Under normal conditions, the Trust will invest at least 80% of its Managed Assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans ("Senior Loans") made to corporate and other business entities. "Managed Assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilites (other than debt representing financial leverage). The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders. The Trust may also invest up to 20% of its Managed Assets in fixed rate instruments of U.S. and non-U.S. issuers, including developed and emerging markets debt, investment grade and high yield corporate debt, sovereign debt, and mortgage-backed and asset-backed securities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. See "The Trust's investments."

The Trust anticipates that, under current market conditions, substantially all of its portfolio will consist of below investment grade debt securities. Non-investment grade securities, commonly referred to as "junk bonds," are securities that are rated below investment grade by a national rating agency covering the security, or if unrated, are determined to be of comparable quality by BlackRock. S&P and Fitch consider securities rated below BBB- to be below investment grade and Moody's considers securities rated below Baa3 to be below investment grade. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to issuers' capacity to pay interest and repay principal. See "Risks—Non-Investment Grade Securities Risk." The Trust may invest in individual securities of any credit quality. The Trust may invest in illiquid securities and securities for which prices are not readily available without limit.

Under normal market conditions, the Trust expects to invest at least 30% of its Managed Assets in non-U.S. securities. Initially, the Trust expects to invest approximately 30% of its Managed Assets in securities of emerging market issuers located in approximately 25 to 30 different countries. The Trust will generally invest in U.S. dollar-denominated securities or in non U.S. dollar-denominated securities for which currency exchange exposure versus the U.S. dollar has been hedged. However, the Trust may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities whose currency exchange exposure versus the U.S. dollar remains unhedged. The Trust will not invest 25% or more of its Managed Assets in securities issued or guaranteed by any non-U.S. government, its agencies, instrumentalities or corporations. Foreign and emerging markets investing may entail significant risks. See "Risks—Non-U.S. Securities Risk" and "Risks—Emerging Markets Risk."

INVESTMENT ADVISOR

BlackRock Advisors, Inc. ("BlackRock Advisors") is the Trust's investment advisor and BlackRock Advisors' affiliate, BlackRock Financial Management, Inc. ("BlackRock Financial Management"), provides certain day-to-day investment management services to the Trust. Throughout this Prospectus, we sometimes refer to BlackRock Advisors and BlackRock Financial Management collectively as "BlackRock." BlackRock Advisors receives an annual fee, payable monthly in arrears, in a maximum amount equal to 0.75% of the average weekly value of the Trust's Managed Assets. See "Management of the Trust."

RISKS

The following describes various principal risks of investing in the APS and the Trust. A more detailed description of these and other risks of investing in the APS and the Trust are described under "Risks" in this Prospectus.

Risks of Investing in APS

Interest Rate Risk.    The Trust issues APS, which pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the APS may rise so that the amount of dividends paid to holders of APS exceeds the income from the Trust's portfolio securities. While the Trust intends to manage this risk through its portfolio investments in Senior Loans and other floating rate securities, there is no guarantee these strategies will be implemented or will be successful in reducing or eliminating this interest rate risk. In addition, rising market interest rates could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the APS. See "Risks—Interest Rate Risk."

Auction Risk.    The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. An auction fails if there are more APS offered for sale than there are buyers. You may not be able to sell your APS at an auction if the auction fails. Finally, if you buy APS or elect to retain APS without specifying a dividend rate below which you would not wish to buy or continue to hold those APS, you could receive a lower rate of return on your APS than the market rate. See "Risks—Auction Risk."

Secondary Market Risk.    If you try to sell your APS between auctions you may not be able to sell any or all of your APS or you may not be able to sell them for $25,000 per APS plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for APS are not required to maintain this market and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. APS are not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your APS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction. See "Risks—Secondary Market Risk."

Ratings and Asset Coverage Risk.    It is expected that while Moody's will assign a rating of "Aaa" and S&P will assign a rating of "AAA" to the APS, such ratings do not eliminate or necessarily mitigate the risks of investing in APS. Moody's or S&P could withdraw or downgrade APS, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P withdraws its rating or downgrades APS, the Trust may alter its portfolio or redeem APS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust also may voluntarily redeem APS under certain circumstances. See "Risks—Ratings and Asset Coverage Risk."

Leverage Risk.    The Trust intends to use financial leverage, including the issuance of APS and the use of reverse repurchase agreements, for investment purposes. The Trust currently anticipates its use of leverage to represent approximately 38% of the Trust's Managed Assets, including the proceeds of such leverage. To the extent that the aggregate outstanding liquidation preference of APS is less than 38% of the Trust's Managed Assets, the Trust may make further use of financial leverage through borrowings, including bank borrowings, reverse repurchase agreements and dollar rolls. The Trust's borrowings may have seniority over APS. Therefore, distributions or other payments to holders of APS in liquidation or otherwise may be subject to prior payment on outstanding borrowings. In the event of a default on the Trust's borrowings, lenders or counterparties may have the right to liquidate the collateral for these borrowings (i.e., the Trust's portfolio securities), which may reduce the Trust's assets and thereby cause the Trust to redeem some or all of the APS. See "Risks—Leverage Risk."

Risks of Investing in the Trust

Limited Operating History.    The Trust is a diversified, closed-end management investment company and has a limited operating history. See "Risks—Limited Operating History."

Senior Loans Risk.    As in the case of junk bonds, Senior Loans may be rated in lower grade rating categories, or may be unrated but of lower grade quality. As in the case of junk bonds, Senior Loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. Although Senior Loan obligations often are secured by pledges of assets by the Borrower and have other structural aspects intended to provide greater protection to the holders of bank loans than the holders of unsecured and subordinated securities, there are also additional risks in holding Senior Loans. In particular, the secondary trading market for Senior Loans is not well developed, and therefore, Senior Loans present increased market risk relating to liquidity and pricing concerns.

The Trust may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Although Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event that the Trust invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Trust will not enjoy the benefits of collateralization with respect to such Senior Loans. In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. As a result, the Trust might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss. See "Risks—Senior Loans Risk."

Variable Debt Risk.    The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Trust to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Trust is not entitled to exercise its demand rights, and the Trust could, for these or other reasons, suffer a loss with respect to such instruments. See "Risks—Variable Debt Risk."

Non-Investment Grade Securities Risk.    The Trust will invest a substantial portion of its assets in securities that are below investment grade, including substantially all of the Trust's investments in Senior Loans and emerging market debt. Non-investment grade securities are commonly referred to as "junk bonds." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in shares of the Trust, both in the short-term and the long-term.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See "Risks—Non-Investment Grade Securities Risk."

Credit Risk.    Credit risk is the risk that an issuer of a security will become unable to meet its obligation to make interest and principal payments. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. Under normal circumstances, the Trust will invest substantially all of its portfolio in securities that are rated Ba/BB or below by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. The

Trust's investments in non-investment grade securities, including substantially all of its investments in Senior Loans and emerging markets debt, will expose it to a great deal of credit risk. These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. In addition, the Trust's use of credit derivatives will expose it to additional risk in the event that the bonds underlying the derivative default. In addition, the Trust's use of credit derivatives will expose it to additional risk in the event that the bonds underlying the derivatives default. See "Risks—Credit Risk."

Non-U.S. Securities Risk.    The Trust will invest in securities of non-U.S. issuers ("Non-U.S. Securities"). Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Non-U.S. Securities often are volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Non-U.S. Securities. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely and ultimate payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. See "Risks—Non-U.S. Securities Risk."

Emerging Market Risk.    The Trust may invest in Non-U.S. Securities of issuers in so-called "emerging markets" (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in securities of Non-U.S. issuers but to a heightened degree. Foreign investment in certain emerging market issuers may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Trust. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. See "Risks—Emerging Markets Risk."

Foreign Currency Risk.    Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging markets countries, may impose foreign currency exchange controls or other restrictions on the transferability or convertability of currency. See "Risks—Foreign Currency Risk."

Mortgage-Related Securities Risk.    The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties;

(3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. See "Risks—Mortgage-Related Securities Risk."

Prepayment Risk.    During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed-income securities, such payments often occur during periods of declining interest rates, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a non-investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced. See "Risks—Prepayment Risk."

Asset-Backed Securities Risk.    Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities, including that these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower's ability to pay; and credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. See "Risks—Asset-Backed Securities Risk."

Collateralized Bond Obligations Risk.    Income from the pool of lower grade securities collateralizing a collateralized bond obligation ("CBO") is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing its investments in lower CBO tranches. See "Risks—Collateralized Bond Obligations Risk."

Inflation Risk.    Inflation risk is the risk that the value of assets or income from the Trust's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation adjusted, value of the Trust's common stock and distributions can decline and the interest payments on Trust borrowings, if any, may increase or the value of dividend payments on the Trust's preferred stock, if any, may decline. See "Risks—Inflation Risk."

Non-Payment Risk.    The debt securities in which the Trust invests are subject to the risk of non-payment of interest and principal. When a borrower or issuer fails to make scheduled interest or principal payments on a debt security, the value of the security, and hence the Trust's net asset value, and potentially the value of the Trust's shares of beneficial interest, may go down. While a senior position in the capital structure of a borrower may provide some protection with respect to the Trust's investments in senior loans, losses may still occur. See "Risks—Non-Payment Risk."

Liquidity Risk.    The Trust may invest in Senior Loans and other securities for which there is no readily available trading market or which are otherwise illiquid. Most Senior Loans are valued by an independent pricing service that uses market quotations of investors and traders in Senior Loans. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

As a result, BlackRock will have to rely on third party service providers for valuation to a large extent. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Trust's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans in which the Trust will invest. Where a secondary market exists, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans that are illiquid may impair the Trust's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Trust's net asset value. The Trust has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale. See "Risks—Liquidity Risk."

Credit Derivatives Risk.    The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected. See "Risks—Credit Derivatives Risk."

Strategic Transactions Risk.    Strategic transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, credit default swaps, options, futures, swaps and other derivatives transactions ("Strategic Transactions"). Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities or to enhance its total returns, but may have the effect of limiting the gains from favorable market movements. The use of Strategic Transactions to enhance gains may be particularly speculative. Strategic Transactions involve risks, including that (1) the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money and a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement. See "Risks—Strategic Transactions."

Market Disruption Risk.    The war with Iraq, its aftermath and the continuing occupation of the country by coalition forces are likely to have a substantial impact on the United States and world economies and securities markets. The duration and nature of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the common shares. See "Risks—Market Disruption Risk."

Anti-Takeover Provisions.    The Trust's Agreement and Declaration of Trust, as amended and restated, includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See "Risks—Anti-Takeover Provisions."

TRADING MARKET

The APS are not listed on an exchange. Instead, you may buy or sell the APS at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Trust (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first auction date for the APS and the day on which each subsequent auction will normally be held for the APS. The first auction date for the APS will be the business day before the dividend payment date for the initial rate period for the APS. The start date for subsequent rate periods will normally be the business day following the auction dates unless the then-current rate period is a special rate period or the first day of the subsequent rate period is not a business day.

	Initial auction date	Subsequent auction day

Series T7	November 2	Tuesday
Series W7	November 3	Wednesday
Series R7	November 4	Thursday

*
All dates are 2004

DIVIDENDS AND RATE PERIODS

The table below shows the dividend rate for the initial rate period on the APS offered in this Prospectus. For subsequent rate periods, APS will pay dividends based on a rate set at auctions,

normally held weekly. In most instances, dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the maximum applicable rate. See "Description of APS—Dividends and Rate Periods."

In addition, the table below also shows the date from which dividends on the APS will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

Finally, the table below shows the number of days of the initial rate period for the APS. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than seven days will be set out in the notice designating a special rate period. See "Description of APS—Dividends and Rate Periods—Declaration of Special Rate Periods."

	Initial Dividend Rate	Date of Accumulation at Initial Rate	Initial Dividend Payment Date	Subsequent Dividend Payment Day	Number of Days of Initial Rate Period

Series T7	1.90%	October 26	November 3	Wednesday	8
Series W7	1.90%	October 26	November 4	Thursday	9
Series R7	1.90%	October 26	November 5	Friday	10

*
All dates are 2004

REDEMPTION

The Trust may be required to redeem APS if, for example, the Trust does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Trust voluntarily may redeem APS under certain conditions. See "Description of APS—Redemption" and "Description of APS—Rating Agency Guidelines and Asset Coverage."

LIQUIDATION PREFERENCE

The liquidation preference of the APS will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends. See "Description of APS—Liquidation."

RATINGS

The shares of APS are expected to be issued with a rating of "Aaa" from Moody's and "AAA" from S&P. In order to maintain these ratings, the Trust must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies' guidelines. See "Description of APS—Rating Agency Guidelines and Asset Coverage."

VOTING RIGHTS

The Investment Company Act of 1940, as amended (the "Investment Company Act"), requires that the holders of preferred shares, including APS, voting as a separate class, have the right to elect at least two trustees at all times and to elect a majority of the trustees at any time when two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including APS, voting together as a single class. The holders of preferred shares, including APS, will vote as a separate class or classes on certain other matters as required under the Trust's Agreement and Declaration of Trust, as amended and restated, the Investment Company Act and Delaware law. See "Description of APS—Voting Rights" and "Certain provisions in the Agreement and Declaration of Trust."

U.S. FEDERAL INCOME TAX STATUS

The Trust intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company. As a regulated investment company, the Trust generally will not be required to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders as dividends. To maintain its regulated investment company status, the Trust must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "U.S. federal income tax matters."

Financial highlights (unaudited)

Information contained in the table below shows the unaudited operating performance of the Trust from August 30, 2004 through September 30, 2004. Since the Trust commenced investment operations on August 30, 2004, the table covers less than five weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in securities and other assets that meet the Trust's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.

Financial Highlights (unaudited) For the period(1) ended September 30, 2004

Global Floating Rate Income Trust (BGT)

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.10 (2)

Investment operations:
Net investment income	$0.05
Net realized and unrealized gain	0.04

Net increase from investment operations	0.09

Capital charges with respect to issuance of common shares	(0.04)

Net asset value, end of period	$19.15

Market value, end of period	$20.00

TOTAL INVESTMENT RETURN(3)	0.00%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(4)
Expenses before waivers	0.98%
Expenses after waivers	0.78%
Net investment income	3.05%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)	$438,810
Portfolio turnover	0%
Net assets of common shareholders, end of period (000)	$440,515
(1)
Commencement of investment operations was August 30, 2004. This information includes the initial investment by BlackRock Funding, Inc.

(2)
Net asset value, beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

(3)
Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(4)
Annualized.

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

See Notes to Financial Statements

The Trust

The Trust is a recently organized, diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on April 20, 2004 pursuant to an Agreement and Declaration of Trust, governed by the laws of the State of Delaware. On August 30, 2004, the Trust issued an aggregate of 23,000,000 common shares of beneficial interest, par value $0.001 per share, pursuant to an initial public offering and commenced its investment operations. On October 13, 2004, the Trust issued an additional 475,000 common shares pursuant to an over-allotment provision for net proceeds, after expenses, to the Trust of approximately $9,072,500. The Trust's common shares are traded on the New York Stock Exchange under the symbol "BGT." The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

The following provides information about the Trust's outstanding shares as of October 13, 2004:

Title of Class	Amount Authorized	Amount held by the Trust or for its Account	Amount Outstanding
Common Shares	Unlimited	0	23,481,021
APS	Unlimited	0	0
Series T7	6,027	0	0
Series W7	6,027	0	0
Series R7	6,027	0	0

Use of proceeds

The net proceeds of this offering will be approximately $240,672,620 after payment of the sales loads and estimated offering expenses. The Trust will invest the net proceeds of this offering in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds of this offering in securities that meet the Trust's investment objectives and policies within three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term securities.

Capitalization (unaudited)

The following table sets forth the capitalization of the Trust as of October 13, 2004, and as adjusted to give effect to the issuance of the APS (including estimated offering expenses and sales loads of $2,777,380) offered hereby.

	Actual	As Adjusted
Shareholder's equity APS, $0.001 par value, $25,000 stated value per share, at liquidation value, unlimited shares authorized (no shares issued; 9,738 shares issued, as adjusted*	$—	$243,450,000
Common shares, $0.001 per value per share; unlimited shares authorized, 23,481,021 shares outstanding*	23,481	23,481
Paid-in surplus	447,540,020	444,762,640
Balance of undistributed net investment income	1,846,607	1,846,607
Accumulated net realized gain/loss from investment transactions	(108,102)	(108,102)
Net unrealized appreciation/depreciation of investments	2,672,133	2,672,133

Net assets attributable to common shares	451,974,139	692,646,759

*
None of these outstanding shares are held by or for the account of the Trust.

Portfolio composition

As of October 13, 2004, approximately 98% of the market value of the Trust's portfolio was invested in long-term securities and approximately 2% of the market value of the Trust's portfolio was invested in short-term securities. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio as of October 13, 2004, based on the higher rating assigned.

S&P(1)	Moody's(1)	Value	%

"A"	"A"	$2,351,000	0.5%
"BBB"	"Baa"	21,604,000	4.5%
"BB"	"Ba"	211,043,000	44.0%
"B"	"B"	224,736,000	47.0%
"CCC"	"Caa"	2,373,000	0.5%
Unrated(2)	Unrated(2)	6,623,000	1.5%
Short-term	Short-term	8,900,000	2.0%

TOTAL		477,630,000	100%

(1)
Ratings: Using the higher of S&P's or Moody's ratings on the Trust's portfolio securities. S&P rating categories may be modified further by a plus (+) or minus (-) in "AA," "A," "BBB," "BB," "B" and "CCC" ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in "Aa," "A," "Baa," "Ba," "B" and "Caa" ratings.

(2)
Refers to securities that have not been rated by Moody's or S&P.

The Trust's investments

The following section describes the Trust's investment objectives, significant investment policies and investment techniques. More complete information describing the Trust's significant investment policies and techniques, including the Trust's fundamental investment restrictions, can be found in the Statement of Additional Information, which is herein incorporated by reference.

INVESTMENT OBJECTIVES AND POLICIES

The Trust's investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income. The Trust will pursue its objectives by investing in a global portfolio of floating rate securities, including investing a significant amount in U.S. and non-U.S. Senior Loans. Senior Loans are made to corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically by reference to a base lending rate, primarily LIBOR, plus a premium. It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancing and internal growth and for other corporate purposes of borrowers.

Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in senior, secured loans made to corporate and other business entities. The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders. As of the date of this Prospectus, the Trust anticipates investing approximately 65% of its Managed Assets in Senior Loans. The Trust may also invest up to 20% of its Managed Assets in fixed rate instruments of U.S. and non-U.S. issuers, including developed and emerging markets debt, investment grade and high yield corporate debt, sovereign debt, and mortgage-related and asset-backed securities.

Under normal market conditions, the Trust expects its portfolio to have a duration of no more than 1.5 years (including the effect of anticipated leverage). In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it takes into account a security's yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, a hypothetical portfolio with a duration of 1.5 years means that a 1% decrease in interest rates will increase the net asset value of the portfolio by approximately 1.5%; if interest rates increase by 1%, the net asset value will decrease by 1.5%. If this portfolio were leveraged, its net asset value, in the example, may fall more than 1.5% because changes in the net asset value of the Trust are borne entirely by the common shareholders.

Under current market conditions, the Trust expects that substantially all of its portfolio will consist of below investment grade debt securities, commonly referred to as "junk bonds," rated as such at the time of investment, meaning that such bonds are rated by national rating agencies below the four highest grades or are unrated but judged to be of comparable quality by BlackRock. S&P and Fitch consider securities rated below BBB- to be below investment grade and Moody's considers securities rated below Baa3 to be below investment grade. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to issuers' capacity to pay interest and repay principal. See "Risks—Non-Investment Grade Securities Risk." The remainder of the Trust's assets will be invested in investment grade debt securities. The Trust may invest in individual securities of any credit quality.

The Trust expects to invest at least 30% of its Managed Assets in securities of non-U.S. issuers. Initially, the Trust expects to invest approximately 30% of its Managed Assets in securities of emerging market issuers located in approximately 25 to 30 different countries. The Trust will generally invest in U.S. dollar-denominated securities or in non U.S. dollar-denominated securities for which currency exchange exposure versus the U.S. dollar has been hedged. However, the Trust may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities whose currency exchange exposure versus the U.S. dollar remains unhedged. The Trust will not invest 25% or more of its Managed Assets in securities issued or guaranteed by any non-U.S. government, its agencies, instrumentalities or corporations. Investing in foreign and emerging markets securities may entail significant risks. See "Risks—Non-U.S. Securities Risk" and "Risks—Emerging Markets Risk."

The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in Non-U.S. Securities.

The Trust may invest in illiquid securities and securities for which prices are not readily available without limit. The Trust may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust's assets in U.S. Government obligations and high-quality, short-term debt securities.

The Trust can borrow money to buy additional securities. This practice is known as "leverage." The Trust may borrow from banks or other financial institutions or through reverse repurchase agreements, dollar rolls and other investment techniques. The Trust currently anticipates borrowing funds and/or issuing preferred shares in an aggregate amount of approximately 38% of its Managed Assets. See "Risks—Leverage Risk."

The Trust cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares and, once the APS are issued, the common shares and APS voting together as a single class, and of the holders of a majority of the outstanding APS voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of APS—Voting Rights" for additional information with respect to the voting rights of holders of APS.

SENIOR LOANS

Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

Portfolio securities

Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Trust's net asset value as a result of changes in market interest rates. The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. Because of prepayments, BlackRock expects the average life of Senior Loans to be shorter than the stated maturity.

Senior Loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Trust's performance.

Many Senior Loans in which the Trust will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, BlackRock will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in the Trust will have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, BlackRock believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. BlackRock does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Trust's net asset value. In addition, the Trust may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Trust could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Trust's yield may be lower. See "Risks—Liquidity Risk" and "Risks—Senior Loans Risk."

When interest rates decline, the value of a fund invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed-rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed-rate instruments. As a result, BlackRock expects the Trust's policy of investing a substantial portion of its assets in floating-rate Senior Loans will make the Trust less volatile and less sensitive to changes in market interest rates than if the Trust invested in fixed-rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Trust's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Trust's net asset value.

The Trust may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Trust may purchase Senior Loans on a direct assignment basis. If the Trust purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. The Trust may also purchase, without limitation, participations in Senior Loans. The participation by the Trust in a lender's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such lender, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Trust expects to treat these securities as illiquid.

BlackRock may use an independent pricing service or prices provided by dealers to value most loans and other debt securities at their market value. BlackRock will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable. A market quotation may be deemed unreliable, for example, if it varies significantly from a recent trade, the security is thinly traded, or there is a signifcant event subsequent to the market quotation. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when the common shares are not priced, net asset value can change at times when common shares cannot be sold.

NON-INVESTMENT GRADE SECURITIES

The Trust anticipates that, under current market conditions, substantially all of its portfolio, including its investments in Senior Loans and emerging markets debt, will be invested in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. When BlackRock believes it to be in the best interests of the Trust's shareholders, the Trust will reduce its investment in lower grade securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust's relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

EMERGING MARKETS INVESTMENTS

Investing in emerging market issuers may involve unique risks compared to investing in the securities of U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations and other fixed-income securities of foreign corporate issuers; (d) debt obligations of U.S. corporate issuers; (e) debt securities issued by corporations that generate significant profits from emerging market countries; and (f) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indices. The Trust may also invest in securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Trust's investments in such securities. Some of these risks do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Trust invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, BlackRock may not be able to sell the Trust's portfolio securities in amounts and at prices the Advisors consider reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT

The Trust may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

CORPORATE BONDS

The Trust may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

ASSET-BACKED SECURITIES

The Trust may invest in asset-backed securities. Asset-backed securities are a form of structured debt obligations. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may invest in residential and commercial mortgage-related securities, including residual interests, issued by governmental entities and private issuers, including subordinated mortgage-related securities.

COLLATERALIZED BOND OBLIGATIONS

The Trust may invest in collateralized bond obligations ("CBOs"), which are structured securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs.

SECOND LIEN LOANS AND DEBT SECURITIES

The Trust may invest in loans and other debt securities that have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Such "second lien" loans and securities like Senior Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible, that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust.

COLLATERALIZED LOAN OBLIGATIONS

The Trust may invest in certain asset-backed securities as discussed above. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation ("CLO") is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO. The Trust does not currently expect that investments in CLOs will be a significant portion of its investment program (i.e., no more than 5% of its Managed Assets).

SENIOR LOAN BASED DERIVATIVES

The Trust may obtain exposure to Senior Loans and baskets of Senior Loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. BlackRock reserves the right to utilize these instruments and similar instruments that may be available in the future. The Trust currently intends to invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of Senior Loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior secured loans. While investing in SAMIs will increase the universe of floating rate debt securities to which the Trust is exposed, such investments entail risks that are not typically associated with investments in other floating rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein.

CREDIT-LINKED NOTES

The Trust may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. The Trust does not currently expect that investments in CLNs will be a significant portion of its investment program (i.e., no more than 5% of its Managed Assets).

STRATEGIC TRANSACTIONS

In addition to credit derivatives and Senior Loan-based derivatives, the Trust may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although BlackRock seeks to use the practices to further the Trust's investment objectives, no assurance can be given that these practices will achieve this result.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as portfolio or risk management to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although the Trust will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on BlackRock's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

NON-U.S. SECURITIES

The Trust will initially invest at least 30% of its Managed Assets in securities issued by foreign countries, their agencies or instrumentalities or by non-U.S. companies. The Trust will consider a company a non-U.S. company if it meets one or more of the following tests: (i) such company was organized outside the United States; (ii) such company's primary business office is outside the United States; (iii) the principal trading market for such company's assets are located outside the United States; (iv) 50% or more of such company's securities are located outside the United States; or (v) 50% or more of such issuer's revenues are derived from outside the U.S. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks if it invested in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

CREDIT DERIVATIVES

The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The Trust currently intends to invest primarily in credit default swaps. A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to be "long" a third party credit risk and the other party (the "buyer") to be "short" the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond's par value plus interest.

OTHER INVESTMENT COMPANIES

The Trust may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed income market. As a shareholder in an investment company, the Trust would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this Prospectus in the sections entitled "Risks" and "Description of borrowings," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock.

Description of borrowings

The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine in an amount, which borrowings when combined with the aggregate outstanding leverage represented by the APS, is currently intended to be approximately 38% of the Trust's Managed Assets. Of these investment techniques, the Trust expects primarily to use reverse repurchase agreements and dollar roll transactions.

REVERSE REPURCHASE AGREEMENTS

Borrowings may be made by the Trust through reverse agreements under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the Investment Company Act unless the Trust designates on its books and records an amount of assets equal to the amount of the Trust's obligations under the reverse repurchase agreements. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

DOLLAR ROLL TRANSACTIONS

Borrowings may be made by the Trust through dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income from the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

Risks

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in APS.

RISKS OF INVESTING IN THE APS

INTEREST RATE RISK

The Trust issues APS, which pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the APS may rise so that the amount of dividends paid to holders of APS exceeds the income from the Trust's portfolio securities. While the Trust intends to manage this risk through its portfolio investments in Senior Loans and other floating rate securities, there is no guarantee these strategies will be implemented or will be successful in reducing or eliminating this interest rate risk. In addition, rising market interest rates could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the APS.

AUCTION RISK

The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. An auction fails if there are more APS offered for sale than there are buyers. You may not be able to sell your APS at an auction if the auction fails. Finally, if you buy APS or elect to retain APS without specifying a dividend rate below which you would not wish to buy or continue to hold those APS, you could receive a lower rate of return on your APS than the market rate. See "Description of APS" and "The auction—Auction Procedures."

SECONDARY MARKET RISK

If you try to sell your APS between auctions you may not be able to sell any or all of your APS or you may not be able to sell them for $25,000 per APS plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-Dealers that maintain a secondary trading market for APS are not required to maintain this market and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. APS are not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your APS to a Broker-Dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

RATINGS AND ASSET COVERAGE RISK

It is expected that while Moody's will assign a rating of "Aaa" and S&P will assign a rating of "AAA" to the APS, such ratings do not eliminate or necessarily mitigate the risks of investing in APS. Moody's or S&P could withdraw or downgrade APS, which may make your APS less liquid at an auction or in the secondary market. If Moody's or S&P withdraws its rating or downgrades APS, the Trust may alter its portfolio or redeem APS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust also may voluntarily redeem APS under certain circumstances. See "Description of APS—Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

LEVERAGE RISK

The Trust intends to use financial leverage, including the issuance of APS, for investment purposes. The Trust currently anticipates its use of leverage to represent approximately 38% of the Trust's Managed Assets, including the proceeds of such leverage. To the extent that the aggregate outstanding liquidation preference of APS is less than 38% of the Trust's Managed Assets, the Trust may make further use of financial leverage through borrowings, including bank borrowings, reverse repurchase agreements and dollar rolls. The Trust's borrowings may have seniority over APS. Therefore, distributions or other payments to holders of APS in liquidation or otherwise may be subject to prior payment on outstanding borrowings. In the event of a default on the Trust's borrowings, lenders or counterparties may have the right to liquidate the collateral for these borrowings (i.e., the Trust's portfolio securities), which may reduce the Trust's assets and thereby cause the Trust to redeem some or all of the APS.

RISKS OF INVESTING IN THE TRUST

LIMITED OPERATING HISTORY

The Trust is a diversified, closed-end management investment company and has a limited operating history.

SENIOR LOANS RISK

As in the case of junk bonds, Senior Loans may be rated in lower grade rating categories, or may be unrated but of lower grade quality. As in the case of junk bonds, Senior Loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. Although Senior Loan obligations often are secured by pledges of assets by the Borrower and have other structural aspects intended to provide greater protection to the holders of bank loans than the holders of unsecured and subordinated securities, there are also additional risks in holding Senior Loans. In particular, the secondary trading market for Senior Loans is not well developed, and therefore, Senior Loans present increased market risk relating to liquidity and pricing concerns.

The Trust may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Although Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event that the Trust invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Trust will not enjoy the benefits of collateralization with respect to such Senior Loans. In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. As a result, the Trust might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss.

VARIABLE DEBT RISK

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Trust to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Trust is not entitled to exercise its demand rights, and the Trust could, for these or other reasons, suffer a loss with respect to such instruments.

NON-INVESTMENT GRADE SECURITIES RISK

The Trust will invest a substantial portion of its assets in securities that are below investment grade, including substantially all of the Trust's investments in Senior Loans and emerging market debt. Non-investment grade securities are commonly referred to as "junk bonds." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in shares of the Trust, both in the short-term and the long-term.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

CREDIT RISK

Credit risk is the risk that an issuer of a security will become unable to meet its obligation to make interest and principal payments. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. Under normal circumstances, the Trust will invest substantially all of its portfolio in securities that are rated Ba/BB or below by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. The Trust's investments in non-investment grade securities, including substantially all of its investments in Senior Loans and emerging markets debt, will expose it to a great deal of credit risk. These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. In addition, the Trust's use of credit derivatives will expose it to additional risk in the event that the bonds underlying the derivative default. In addition, the Trust's use of credit derivatives will expose it to additional risk in the event that the bonds underlying the derivatives default.

NON-U.S. SECURITIES RISK

Investing in Non-U.S. Securities may involve certain risks not involved in domestic investments, including, but not limited to: (1) future foreign economic, financial, political and social developments; (2) different legal systems; (3) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (4) lower trading volume; (5) much greater price volatility and illiquidity of certain foreign securities markets; (6) different trading and settlement practices; (7) less governmental supervision; (8) high and volatile rates of inflation; (9) fluctuating interest rates; (10) less publicly available information; and (11) different accounting, auditing and financial record keeping standards and requirements.

Certain countries in which the Trust may invest historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt for certain of these countries will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (1) the possibility of expropriation of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) economic, political or social instability; and (5) diplomatic developments that could affect investments in those countries. Certain investments in foreign securities also may be subject to foreign withholding taxes. Dividend income from foreign corporations may not be eligible for the reduced rate for qualified dividend income. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (1) growth of gross domestic product; (2) rates of inflation; (3) capital reinvestment; (4) resources; (5) self-sufficiency; and (6) balance of payments position.

The ability of a foreign sovereign issuer, especially an emerging market country, to make timely and ultimate payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies to which a government debtor may be subject. Initially, 30% of the Trust's portfolio is expected to be issued by issuers located in countries considered to be emerging markets, and such foreign sovereign and foreign corporate debt investments are particularly speculative, as discussed below in "Risks—Emerging Markets Risk."

The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Heightened risks of investing in emerging market sovereign debt include:

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Risk of default by a governmental issuer or guarantor. In the event of a default, the Trust may have limited legal recourse against the issuer and/or guarantor; and

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Risk of restructuring certain debt obligations (such as Brady Bonds).

This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances.

As a result of these potential risks, BlackRock may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including BlackRock, have had no or limited prior experience.

The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in Non-U.S. Securities.

EMERGING MARKETS RISK

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in Non-U.S. Securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Trust's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Trust to make intended securities purchases due to settlement problems could cause the Trust to miss attractive investment opportunities. An inability to dispose of a security due to settlement problems could result in losses to the Trust due to subsequent declines in the value of the security.

Foreign investment in certain emerging market issuers may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Trust. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests. Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Trust could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require the Trust to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Trust.

FOREIGN CURRENCY RISK

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging markets countries, may impose foreign currency exchange controls or other restrictions on the transferability or convertability of currency.

MORTGAGE-RELATED SECURITIES RISK

The risks associated with mortgage-related securities include:

–>
credit risks associated with the performance of the underlying mortgage properties and of the borrowers owning these properties;

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adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties;

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prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security;

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loss of all or part of the premium, if any, paid; and

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decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

PREPAYMENT RISK

During periods of declining interest rates or for other purposes, the Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed income securities, such payments often occur during period of declining interest rates, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Non-investment grade bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a high yield obligation if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.

ASSET-BACKED SECURITIES RISK

Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities:

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primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower's ability to pay;

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credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and

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most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED BOND OBLIGATIONS RISK

Income from the pool of lower grade securities collateralizing CBOs is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing its investments in lower CBO tranches.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from the Trust's investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation adjusted, value of the Trust's common stock and distributions can decline and the interest payments on Trust borrowings, if any, may increase or the value of dividend payments on the Trust's preferred stock, if any, may decline.

NON-PAYMENT RISK

The debt securities in which the Trust invests are subject to the risk of non-payment of interest and principal. When a borrower or issuer fails to make scheduled interest or principal payments on a debt security, the value of the security, and hence the Trust's net asset value, may go down. While a senior position in the capital structure of a borrower may provide some protection with respect to the Trust's investments in senior loans, losses may still occur.

LIQUIDITY RISK

The Trust may invest in Senior Loans and other securities for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

Most Senior Loans are valued by an independent pricing service that uses market quotations of investors and traders in Senior Loans. As a result, BlackRock will have to rely on third party service providers for valuation to a large extent. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Trust's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans in which the Trust will invest. Where a secondary market exists, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans that are illiquid may impair the Trust's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Trust's net asset value. The Trust has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale.

CREDIT DERIVATIVES RISK

The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

STRATEGIC TRANSACTIONS

Strategic Transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, credit default swaps, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities or enhance total returns, but may have the effect of limiting the gains from favorable market movements. The use of Strategic Transactions to enhance gains may be particularly speculative. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

MARKET DISRUPTION RISK

The war with Iraq, its aftermath and the continuing occupation of that country by coalition forces are likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the APS.

ANTI-TAKEOVER PROVISIONS

The Trust's Agreement and Declaration of Trust, as amended and restated, (the "Agreement and Declaration of Trust") contains provisions limiting (1) the ability of other entities or persons to acquire control of the Trust, (2) the Trust's freedom to engage in certain transactions and (3) the ability of the Trust's board of trustees or shareholders to amend the Trust's Agreement and Declaration of Trust. These provisions of the Trust's Agreement and Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "Anti-Takeover provisions in the Agreement and Declaration of Trust."

Management of the Trust

TRUSTEES AND OFFICERS

The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act). The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

INVESTMENT ADVISOR AND SUB-ADVISOR

BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $310 billion of assets under management as of June 30, 2004. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Liquidity Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® name. The BlackRock organization has over 16 years of experience managing closed-end products and, as of June 30, 2004, advised a closed-end family of 52 active funds with over $14 billion in assets. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Sydney, Tokyo and Wilmington. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

INVESTMENT PHILOSOPHY

BlackRock chooses securities and sectors that it believes will outperform other securities and sectors based on fundamentals and not just interest rates. BlackRock manages fixed income portfolios by using a strategy that invests in sectors of the fixed income market that BlackRock believes are undervalued by moving out of sectors that BlackRock believes are fairly or overvalued. BlackRock researches and is active in analyzing the sectors which it believes are under, fairly and overvalued in order to achieve a portfolio's investment objective. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and has been doing this since the inception of its fixed income products in 1988.

In selecting securities for the Trust's portfolio, BlackRock will seek to identify issuers and industries that BlackRock believes are likely to experience stable or improving financial conditions. BlackRock believes this strategy should enhance the Trust's ability to seek total return. BlackRock's analysis includes:

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credit research on the issuers' financial strength;

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assessment of the issuers' ability to meet principal and interest payments;

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general industry trends;

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the issuers' managerial strength;

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changing financial conditions;

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borrowing requirements or debt maturity schedules; and

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the issuers' responsiveness to change in business conditions and interest rates.

BlackRock considers relative values among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The BlackRock organization's philosophy has not changed since the inception of the firm. The technology that enables BlackRock to implement its investment strategies, however, is constantly evolving. BlackRock's commitment to maintaining and developing its state-of-the-art analytics in the most efficient manner is manifest in (1) the development of proprietary tools, (2) the use of external tools to assist in its analysis and (3) the integration of all of these tools into a unique portfolio level risk management system. By continually updating its analytics and systems, BlackRock attempts to better quantify and evaluate the risk of each investment decision.

BlackRock's style is designed with the objective of generating excess returns with lower risk than its benchmarks and competitors. The use of these advanced analytics attempts to provide real time analysis of a vast array of risk measures designed to measure the potential impact of various strategies on total return. As a result BlackRock seeks to add consistent value and control performance volatility consistent with the Trust's investments.

BLACKROCK'S PORTFOLIO MANAGEMENT TEAM

BlackRock uses a team approach to managing its portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between BlackRock Advisors and the Trust (the "Investment Management Agreement"), the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.75% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). BlackRock has voluntarily agreed to waive receipt of a portion of its management fee in the amount of 0.20% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through August 31, 2009), and for a declining amount for an additional three years (through August 31, 2012). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the preferred shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees listing fees and expenses, fees and expenses of independent auditors and its counsel and counsel to the independent trustees, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

For the first eight years of the Trust's operation, BlackRock Advisors has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

Twelve Month Period Ending	Percentage Waived (As a Percentage of Average Weekly Managed Assets)*
August 31, 2005**	0.20%
August 31, 2006	0.20%
August 31, 2007	0.20%
August 31, 2008	0.20%
August 31, 2009	0.20%
August 31, 2010	0.15%
August 31, 2011	0.10%
August 31, 2012	0.05%

*
Including net assets attributable to preferred shares or other leverage.

**
From the commencement of operations.

BlackRock Advisors has not undertaken to waive any portion of the Trust's fees and expenses beyond August 31, 2012 or after termination of the investment management agreement.

Description of APS

The following is a brief description of the terms of the APS. For the complete terms of the APS, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the APS in the Statement attached as Appendix A to the Statement of Additional Information.

GENERAL

The Trust's Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares, par value $0.001 per share, in one or more classes or series with rights as determined by the board of trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 6,027 APS, Series T7, 6,027 APS, Series W7 and 6,027 APS, Series R7. All APS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Liqudiation."

The APS will rank on parity with any other series of APS, and with shares of any other series of preferred shares of the Trust, as to the payment of dividends and the distribution of assets upon liquidation. All shares of APS carry one vote on matters that APS can be voted. The APS, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights. The APS will not be convertible into common shares or other capital stock of the Trust.

A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the APS are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described below also do not address the likelihood that an owner of APS will be able to sell such shares in an auction or otherwise.

DIVIDENDS AND RATE PERIODS

The following is a general description of dividends and rate periods. The Initial Rate Period is as set forth below:

Initial Rate Period
Series T7	8 days
Series W7	9 days
Series R7	10 days

Any subsequent rate periods of shares of APS will generally be seven days. The Trust, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "Declaration of special rate periods" below.

Dividend Payment Dates.    Dividends on the APS will be payable when, as and if declared by the board of trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for the APS as follows:

	Initial Dividend Payment Date	Subsequent Dividend Payment Day
Series T7	November 3	Wednesday
Series W7	November 4	Thursday
Series R7	November 5	Friday

If dividends are payable on a day that is not a business day, then dividends will be payable on the next business day. In addition, the Trust may specify different dividend payment dates for any special rate period of more than 28 rate period days.

Dividends will be paid through The Depository Trust Company (the "Securities Depository") on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

Calculation of Dividend Payment.    The Trust computes the dividends per share payable on shares of a series of by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the Dividend Period) and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

Dividends on shares of each series of APS will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction once each of the requirements of the Statement are satisfied.

Prior to each auction, Broker-Dealers will notify holders of the term of the next succeeding rate period as soon as practicable after the Broker-Dealers have been so advised by the Trust. After each auction, on the auction date, Broker-Dealers will notify holders of the applicable rate for the next succeeding rate period and of the auction date of the next succeeding auction.

The dividend rate that results from an auction for each series of APS will not be greater than the maximum applicable rate. The maximum applicable rate for any regular rate period will be the higher of the applicable percentage of the reference rate or the applicable spread over the reference rate. The reference rate will be the applicable LIBOR Rate (as defined below) (for a dividend period of fewer than 365 days) or the applicable Treasury Note Rate (as defined below) (for a dividend period of 365 days or more). The applicable percentage of the reference rate and the applicable spread over the reference rate for any regular rate period will generally be determined on the credit ratings assigned to the APS by Moody's and S&P on the auction date for such period (as set forth in the table below). If Moody's and S&P shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special rate period, (1) the maximum applicable rate will be specified by the Trust in the notice of special rate period for such rate period, (2) the applicable percentage of the reference rate and the applicable spread over the reference rate will be determined on the date two business days before the first day of such special rate period and (3) the reference rate will be the applicable LIBOR Rate (for a rate period of fewer than 365 days) or the Treasury Note Rate (for a rate period of 365 days or more).

CREDIT RATINGS
		APPLICABLE PERCENTAGE OF THE REFERENCE RATE	APPLICABLE SPREAD
MOODY'S	S&P/FITCH
Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Ba1 and lower	BB+ and lower	300%	300 bps

Assuming the Trust maintains an AAA/Aaa rating on the APS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

REFERENCE RATE	MAXIMUM APPLICABLE RATE USING THE APPLICABLE PERCENTAGE OF THE REFERENCE RATE	MAXIMUM APPLICABLE RATE USING THE APPLICABLE SPREAD OVER THE REFERENCE RATE	METHOD USED TO DETERMINE THE MAXIMUM APPLICABLE RATE
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

The Trust will take all reasonable action necessary to enable Moody's and S&P to provide ratings for each series of APS. If such ratings are not made available by Moody's or S&P, the underwriters or their affiliates and successors, after consultation with the Trust, will select one or more other rating agencies to act as substitute rating agencies.

The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of APS. For a more detailed description, please see the Statement.

The "Treasury Note Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of APS. For a more detailed description, please see the Statement.

Effect of Failure to Pay Dividends in a Timely Manner.    If the Trust fails to pay the auction agent the full amount of any dividend for any APS in a timely manner, but the Trust cures such failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no auction will be held for the APS, for the first subsequent dividend period thereafter, and the dividend rate for the APS for that subsequent dividend period will be the maximum rate. However, if the Trust does not effect a timely cure, no auction will be held for the APS for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for the APS for each subsequent dividend period will be the maximum rate with the prevailing rating for the series of APS being deemed Baa1/BBB.

Restrictions on Dividends and Other Distributions.    Under the Investment Company Act, the Trust may not (i) declare any dividend with respect to the APS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Trust's borrowings that are senior securities representing indebtedness (as defined in the Investment Company Act) would be less than 200% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its APS) or (ii) declare any other distribution on the APS or purchase or redeem APS if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Trust's senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Trust's obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Trust at the time the loan is made; a loan is presumed under the Investment Company Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of APS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

In addition, a declaration of a dividend or other distribution on or purchase or redemption of APS may be prohibited (i) at any time when an event of default under any borrowings has occurred and is continuing; or (ii) after giving effect to such declaration, the Trust would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such borrowings; or (iii) the Trust has not redeemed the full amount of borrowings, if any, required to be redeemed by any provision for mandatory redemption. While the APS are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

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immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "—Rating Agency Guidelines and Asset Coverage" below);

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full cumulative dividends on each series of APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

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the Trust has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Statement.

The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with APS unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the APS through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the shares of each series of APS through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with APS through their most recent respective dividend payment dates, the amount of dividends declared per share on APS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other.

Declaration of Special Rate Periods.    The Trust may, under certain circumstances, declare a special rate period for a particular series of APS. Upon declaring a special rate period, the Trust will give notice to the auction agent and each Broker-Dealer. The notice will request that the next succeeding Rate Period for the series of APS be a number of days (other than 7) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a special rate period may be a number of days not evenly divisible by seven if all shares of the series of APS are to be redeemed at the end of such special rate period. The Trust may not request a special rate period unless sufficient clearing bids for shares of such series were made in the most recent auction (that is, in general, the number of shares subject to buy orders by potential holders is at least equal to the number of shares subject to sell orders by existing holders). In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. Prior to declaring a special rate period, the Trust will confirm that, as of the auction date next preceding the first day of such special rate period, it has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). The Trust also intends to consult with the Broker-Dealers and provide notice to each rating agency which is then rating the APS and so requires. A notice of special rate period also will specify whether the APS will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Trust in connection with such optional redemption. If the Trust proposes to designate any special rate period, not fewer than 20 (or such lesser number of days as may be agreed from time to time by the auction agent and each Broker-Dealer) nor more than 30 business days prior to the first day of such Special Rate Period, notice shall be mailed to Holders of such series of APS. Each such notice shall state (A) that the Trust proposes to exercise its option to designate a succeeding special rate period, specifying the special rate period's first day and (B) that the Trust will by 11:00 A.M., New York City time, on the second business day next preceding the first day of such special rate period, notify the auction agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such special rate period, subject to the terms of any specific redemption provisions, or (y) its determination not to proceed with such special rate period, in which latter event the succeeding Rate Period shall be a minimum rate period. No later than 11:00 A.M., New York City time, on the second business day next preceding the first day of any proposed special rate period, the Trust shall deliver to the auction agent, who will promptly deliver to the Broker-Dealers, either: (i) A notice stating (A) that the Trust has determined to designate the next succeeding Rate Period as a special rate period, specifying the first and last days thereof and (B) the terms of any specific redemption provisions; or (ii) a notice stating that the Trust has determined not to exercise its option to designate a special rate period. If the Trust fails to deliver either such notice with respect to any designation of any proposed special rate period to the auction agent by 11:00 A.M., New York City time, on the second business day next preceding the first day of such proposed special rate period, the Trust shall be deemed to have delivered a notice to the auction agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a minimum rate period. The Trust must also have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency's then-current rating on the APS, and the lead Broker-Dealer designated by the Trust, initially UBS Securities LLC must not have objected to the declaration of a special rate period.

REDEMPTION

Mandatory Redemption.    The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the APS Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the APS. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the APS, the Trust must redeem all or a portion of the APS. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of APS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of APS necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

Optional Redemption.    The Trust, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of APS may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. Shares of APS may not be redeemed in part if fewer than 300 APS would remain outstanding after the redemption. The Trust has the authority to redeem the APS for any reason.

The redemption price for a series of APS may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Trust will not make any optional redemption unless, after giving effect thereto, (i) the Trust has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the series of APS by reason of the redemption of the series of APS on such date fixed for the redemption and (ii) the Trust has eligible assets with an aggregate discounted value at least equal to the APS Basic Maintenance Amount. Notwithstanding the foregoing, a series of APS may not be redeemed at the option of the Trust unless all dividends in arrears on the outstanding series of the APS, and any other outstanding preferred shares of the Trust, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for a series of APS made on the same terms to holders of all outstanding preferred shares of the Trust.

LIQUIDATION

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Trust.

For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

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the sale of all or substantially all the property or business of the Trust;

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the merger or consolidation of the Trust into or with any other business trust or corporation; or

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the merger or consolidation of any other business trust or corporation into or with the Trust.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Trust is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the APS then outstanding and (b) certain accrued and projected payment obligations of the Trust.

The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the APS ("Investment Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of October 13, 2004, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all APS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $240,672,620 would have been computed as follows:

Value of Trust assets less liabilities not constituting senior securities		692,646,759
	=		=	285%
Senior securities representing indebtedness plus liquidation value of the preferred shares		243,450,000

In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the APS or the Investment Company Act, as the case may be, the Trust will be required to redeem APS as described under "Redemption—Mandatory Redemption" above.

The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS may, at any time, change, suspend or withdraw any such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the APS.

As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the APS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of APS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and S&P by the Trust and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The common shares have not been rated by a nationally recognized statistical rating organization.

The rating agency's guidelines will apply to the APS only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and S&P for rating the APS.

VOTING RIGHTS

Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of APS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

Holders of outstanding preferred shares, including APS, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including APS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including APS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including APS, is that the number of trustees constituting the board of trustees will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including APS as described above, would constitute a majority of the board of trustees. The holders of preferred shares, including APS, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including APS, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including APS, will automatically terminate.

As long as any APS are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the APS outstanding at the time (voting together as a separate class):

  (a)   authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the APS with respect to payment of dividends or the distribution of assets on liquidation or authorize, create or issue additional shares of or increase the authorized amount of the APS or any other preferred shares, unless, in the case of shares of preferred shares on parity with the APS, the Trust obtains written confirmation from Moody's (if Moody's is then rating the APS) and from S&P (if S&P is then rating the APS) or any substitute rating agency (if any such substitute rating agency is then rating the APS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the APS and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the APS is not required;

  (b)   amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the APS or holders of APS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of APS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of APS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

  (c)    authorize the Trust's conversion from a closed-end to an open-end investment company; or

  (d)   approve any reorganization (as such term is used in the Investment Company Act) materially and adversely affecting the APS.

So long as any shares of the APS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which materially and adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust's charter.

The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

The auction

GENERAL

The Statement provides that, except as otherwise described in this Prospectus, the applicable rate for the shares of APS for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of APS. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

        Auction Agency Agreement.    The Trust will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of APS, so long as the applicable rate for shares of APS is to be based on the results of an auction.

The auction agent may terminate the auction agency agreement upon 45 days' notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

        Broker-Dealer Agreements.    Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for APS.

The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of APS placed by a Broker-Dealer at the auction.

The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit hold orders and sell orders. Any Broker-Dealer submitting an order for its own account in any auction could have an advantage over other potential holders in that it would have knowledge of other orders placed through it in that auction. A Broker-Dealer would not, however, have knowledge of orders submitted by other Broker-Dealers, if any. As a result of bidding by the Broker-Dealer in an auction, the applicable rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid. A Broker-Dealer may also bid in an auction in order to prevent what would otherwise be (1) a failed auction, (2) an "all-hold" auction, or (3) the implementation of an applicable rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the auction. Broker-Dealers may, but are not obligated to, advise owners of APS that the rate that will apply in an "all-hold" auction is often a lower rate than would apply if owners submit bids, and such advice if given, may facilitate the submission of bids by existing owners that would avoid the occurrence of an "all-hold" auction. In the Broker-Dealer Agreements, the Broker-Dealers agree to handle customers' orders in accordance with their respective duties under applicable securities laws and rules.

The information in this paragraph has been furnished by the Underwriters for inclusion in this prospectus. According to published news reports, the SEC has requested information from a number of broker-dealers regarding certain of their practices in connection with auction rate securities, such as the practices described in the preceding paragraph. Such published news reports also indicate that the SEC has requested that each broker-dealer receiving the request for information voluntarily conduct an investigation regarding its practices and procedures in auction rate securities markets. The Underwriters have advised the Trust that they and certain other participants in the auction rate securities markets, including both taxable and tax-exempt markets, have received the request for information from the SEC described above. The Underwriters are cooperating with the SEC in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the APS or the auctions therefor.

AUCTION PROCEDURES

The following is a brief summary of the auction procedures for the APS. They are described in the SAI in more detail.

Prior to the submission deadline on each auction date for shares of APS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of APS may submit the following types of orders with respect to APS to that Broker-Dealer.

1.     Hold order—indicating its desire to hold the APS without regard to the applicable rate for the next dividend period.

2.     Bid order—indicating its desire to sell the APS at $25,000 per share if the applicable rate for the APS for the next dividend period is less than the rate or spread specified in the bid.

3.     Sell order—indicating its desire to sell the APS at $25,000 per share without regard to the applicable rate for the APS for the next dividend period.

A beneficial owner may submit different types of orders to its Broker-Dealer with respect to the APS then held by the beneficial owner. A beneficial owner of shares of such series that submits its bid with respect to the APS to its Broker-Dealer having a rate higher than the maximum applicable rate for the APS on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of the APS that fails to submit an order to its Broker-Dealer with respect to the APS will ordinarily be deemed to have submitted a hold order with respect to the APS to its Broker-Dealer. However, if a beneficial owner of the APS fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 28 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the APS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional APS is, for purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of APS but that wishes to purchase APS of such series or that is a beneficial owner of APS of such series that wishes to purchase additional APS of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any APS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of APS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

There are sufficient clearing bids for APS in an auction if the number of APS subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for the APS is at least equal to or exceeds the sum of the number of APS subject to sell orders and the number of APS subject to bids specifying rates or spreads higher than the maximum applicable rate for APS submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of APS. If there are sufficient clearing bids for APS, the applicable rate for APS for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the APS available for purchase in the auction.

If there are not sufficient clearing bids for APS, the applicable rate for the next dividend period will be the maximum applicable rate for APS on the auction date. If this happens, beneficial owners of APS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all APS subject to such sell orders. If all of the outstanding APS are the subject of submitted hold orders, the applicable rate for the next dividend period will then be 80% of the Reference Rate.

The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of APS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The auctions for APS, Series T7 will normally be held every Tuesday, and each subsequent dividend period will normally begin on the following Wednesday, the auctions for APS, Series W7 will normally be held every Wednesday, and each subsequent dividend period will normally begin on the following Thursday, and the auctions for APS, Series R7 will normally be held every Thursday, and each subsequent dividend period will normally begin on the following Friday.

The following is a simplified example of how a typical auction works. Assume that the Trust has 1,000 outstanding APS and three existing holders. The three existing holders and three potential holders submit orders through Broker-Dealers at the auction:

Existing Holder A	Owns 500 shares, wants to sell all 500 shares if Applicable Rate is less than 2.10%	Bid order of 2.10% rate for all 500 shares
Existing Holder B	Owns 300 shares, wants to hold	Hold Order—will take the Applicable Rate
Existing Holder C	Owns 200 shares, wants to sell all 200 shares if Applicable Rate is less than 1.90%	Bid order of 1.90% rate for all 200 shares
Existing Holder D	Wants to buy 200 shares	Places order to buy at or above 2.00%
Existing Holder E	Wants to buy 300 shares	Places order to buy at or above 1.90%
Existing Holder F	Wants to buy 200 shares	Places order to buy at or above 2.10%

The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.00% (the offer by D). Therefore, the applicable rate will be 2.00%. Existing holders B and C will continue to own their shares. Existing holder A will sell its shares because A's dividend rate bid was higher than the applicable rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the applicable rate. Potential holder F will not buy shares because its bid rate was above the applicable rate.

If an auction date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the applicable rate for the next dividend period will be the applicable rate determined on the previous auction date.

If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

            (i)  The Dividend Payment Date for the affected Dividend Period will be the next business day on which the Trust and its paying agent, if any, can pay the dividend;

           (ii)  The affected Dividend Period will end on the day it otherwise would have ended; and

          (iii)  The next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

SECONDARY MARKET TRADING AND TRANSFERS OF APS

The Broker-Dealers are expected to maintain a secondary trading market in APS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in APS will provide owners with liquidity of investment. The APS will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

A beneficial owner or an existing holder may sell, transfer or otherwise dispose of APS only in whole shares and only:

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pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

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to a Broker-Dealer; or

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to such other persons as may be permitted by the Trust;

provided, however, that:

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a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

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in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.

Description of Common Shares

In addition to the APS, the Agreement and Declaration of Trust dated as of April 20, 2004, as amended and restated, authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distribution owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any APS are outstanding, the holders of common shares will not be entitled to receive any distribution from the Trust unless all accrued dividends on APS have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to APS would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the APS have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

The Trust's common shares are traded on the New York Stock Exchange under the symbol "BGT."

Certain provisions in the Agreement and Declaration of Trust

The Agreement and Declaration of Trust, as amended and restated, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding preferred shares, including the APS, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, as amended and restated, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, as amended and restated, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Trust's Agreement and Declaration of Trust, as amended and restated, on file with the SEC for the full text of these provisions.

Repurchase of Common Shares

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the total net assets of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any APS outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, the Investment Company Act and the principal stock exchange on which the common shares are traded.

U.S. federal income tax matters

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders who hold large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

The Trust intends to elect and to qualify annually for special tax treatment afforded to a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Trust qualifies as a regulated investment company, the Trust is generally not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute at least annually substantially all of such income.

If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders.

The Trust intends to take the position that under present law the APS will constitute equity, rather than debt of the Trust for U.S. federal income tax purposes. It is possible, however, that the IRS could take a contrary position asserting, for example, that the APS constitute debt of the Trust. If that position were upheld, distributions on the APS would be considered interest, taxable as ordinary income regardless of the earnings and profits of the Trust. The following discussion assumes the APS are treated as equity.

Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's current and accumulated earning and profits. Due to the Trust's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporations and will not qualify for the reduced rate on qualified dividend income allowed to individuals. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Trust's current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends, if any, and other distributions.

The sale or exchange of shares of the Trust will generally result in capital gain or loss to shareholders. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains will currently be taxed at the maximum rate of tax applicable to ordinary income while long-term capital gains generally will be taxed at a maximum rate of 15%.

Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Legislation was recently passed by Congress that would amend certain rules relating to regulated investment companies. As of the date hereof, this proposed legislation has not been enacted into law and it is not possible to predict with any certainty whether this proposed legislation will be enacted in its current form or at all. The provisions contained in the proposed legislation generally would apply, with certain exceptions, to taxable years beginning after the date the proposed legislation is enacted. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST AND ITS SHAREHOLDERS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.

Underwriting

The Underwriters named below, acting through UBS Securities LLC, as lead manager, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC as their representatives (together with the lead manager, the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Trust, BlackRock Advisors and BlackRock Financial Management (the "Underwriting Agreement"), to purchase from the Trust the number of APS set forth opposite their respective names.

	Number of APS
Underwriters	Series T7	Series W7	Series R7

UBS Securities LLC	1,784	1,784	1,784
Merrill Lynch, Pierce, Fenner & Smith Incorporated	812	812	812
Citigroup Global Markets Inc.	325	325	325
Wachovia Capital Markets, LLC	325	325	325

Total	3,246	3,246	3,246

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the APS included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the APS if they purchase any shares. In the Underwriting Agreement, the Trust, BlackRock Advisors and BlackRock Financial Management have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933 and the Investment Company Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

The Underwriters propose to initially offer some of the APS directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the APS to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Trust will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any APS purchased in the public offering on or before October 26, 2004.

The Trust anticipates that the Representatives from time to time and certain other Underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

The Underwriting Agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Trust, BlackRock Advisors or BlackRock Financial Management by notice to the Trust, BlackRock Advisors or BlackRock Financial Management if, prior to delivery of and payment for the APS, (1) trading in the Trust's common shares shall have been suspended by the SEC or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange or the NASDAQ Stock Market shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (2) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (3) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the APS as contemplated by this Prospectus (exclusive of any supplement thereto).

The Trust anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The auction."

Custodian, transfer agent and auction agent

The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, acts as the Trust's Transfer Agent with respect to the common shares.

The Bank of New York, 100 Church Street, New York, New York 10286, a banking corporation organized under the laws of New York, will be the auction agent with respect to the APS and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

Legal opinions

Certain legal matters in connection with the APS offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Available information

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Northeast Regional Office, 233 Broadway, New York, New York 10279. Reports, proxy statements, and other information about the Trust can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

This Prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Trust and APS can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference, and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

Privacy Principles of the Trust

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

BlackRock Global Floating Rate Income Trust

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST

        The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

        BlackRock Global Floating Rate Income Trust (the "Trust") is a diversified, closed-end management investment company. This Statement of Additional Information relating to APS does not constitute a prospectus, but should be read in conjunction with the Prospectus relating hereto dated October 21, 2004. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing APS, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus or the Statement attached as Appendix A.

Use Of Proceeds	S-2
Investment Objectives and Policies	S-2
Investment Policies and Techniques	S-3
Other Investment Policies and Techniques	S-16
Management of the Trust	S-20
Portfolio Transactions and Brokerage	S-30
Additional Information Concerning the Auctions for APS	S-31
Description of Shares	S-37
Repurchase of Common Shares	S-38
U.S. Federal Income Tax Matters	S-39
Experts	S-44
Additional Information	S-44
Independent Registered Public Accounting Firm's Report	F-1
Financial Statements	F-2
APPENDIX A Statement of Preferences of Auction Preferred Shares	A-1
APPENDIX B Ratings of Investments	B-1
APPENDIX C General Characteristics and Risks of Strategic Transactions	C-1
APPENDIX D Proxy Voting Policy	D-1

This Statement of Additional Information is dated October 21, 2004

USE OF PROCEEDS

        Pending investment in securities that meet the Trust's investment objectives and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described under "Investment Policies and Techniques—Short-Term Debt Securities." We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust's investment objectives and policies within approximately three months after the completion of this offering.

INVESTMENT OBJECTIVES AND POLICIES

        The Trust's investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income. The Trust attempts to achieve its objectives by investing primarily in senior loans and variable debt of the type described in the prospectus.

Investment Restrictions

        Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of majority of the outstanding common shares and any preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

          (1)   with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

          (2)   invest 25% or more of the value of its total assets in any one industry, provided that securities issued or guaranteed by the U.S. Government and non-U.S. governments, their agencies or instrumentalities and corporations will not be considered to represent an industry;

          (3)   issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

          (4)   make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities (including Senior Loans) consistent with the Trust's investment objectives and policies or the entry into repurchase agreements;

          (5)   underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

          (6)   purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts ("REITs") and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets; or

          (7)   purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

        When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

        The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

          (1)   make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

          (2)   purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares; or

          (3)   under normal market conditions, invest less than 80% of its Managed Assets in securities that have a variable or floating rate feature, such as Senior Loans and Variable Debt. The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders.

        In addition, to comply with federal tax requirements for qualification as a regulated investment company, the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

        The percentage limitations applicable to the Trust's portfolio described in this statement of additional information and the prospectus apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

INVESTMENT POLICIES AND TECHNIQUES

        The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the Prospectus.

Short-Term Debt Securities

        For temporary defensive proposes or to keep cash on hand, the Trust may invest up to 100% of its Managed Assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

          (1)   U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2)   Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

          (3)   Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (4)   Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time.

  BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Non-Investment Grade Securities

        The Trust may invest in securities rated below investment grade such as those rated Ba or below by Moody's or BB or below by S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba and below by Moody's and Fitch are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.

        Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

        The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

        Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

        The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

Mortgage-Related and Asset-Backed Securities

        Mortgage-related securities ("Mortgage-Related Securities") are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The Mortgage-Related Securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. Although the Trust may invest in residential and commercial Mortgage-Related Securities issued by governmental entities and private issuers, the Trust expects that most of such investments will be limited to commercial mortgage-backed securities ("CMBS"), in which the Trust will not invest more than 15% of its Managed Assets.

        Commercial Mortgage-Related Securities.    CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

        The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Mortgage-Related Securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior Mortgage-Related Securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Mortgage-Related Securities.

        The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family Mortgage-Related Securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on Mortgage-Related Securities secured by loans on commercial properties than on those secured by loans on residential properties.

        Asset-Backed Securities.    Asset-backed securities ("Asset-Backed Securities") are a form of derivative securities. The securitization techniques used for Asset-Backed Securities are similar to those used for Mortgage-Related Securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of Asset-Backed Securities that may be developed in the future. Asset-Backed Securities present certain risks that are not presented by Mortgage-Related Securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do Mortgage-Related Securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

        Government Agency Securities.    Mortgage-Related Securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

        Government-Related Securities.    Mortgage-Related Securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-Related Securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

        Private Entity Securities.    These Mortgage-Related Securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on Mortgage-Related Securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Trust or the price of the Trust's shares. Mortgage-Related Securities issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

        Collateralized Mortgage Obligations ("CMOS").    A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Trust also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust does not currently anticipate that inverse floaters will be a significant portion of its investment programs (i.e. no more than 5% of its Managed Assets). The Trust's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

        Stripped Mortgage-Backed Securities.    The Trust also may invest in stripped mortgage-backed securities ("Stripped Mortgage-Backed Securities"). Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

        Real Estate Investment Trusts.    A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self- liquidation and the possibility of failing to qualify for REIT status under the Code or to maintain exemption from the Investment Company Act.

        Other Mortgage-Related Securities.    Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Senior Loans

        A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

        Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

        The Trust may purchase "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

        The Trust also may invest in "Participations." Participations by the Trust in a Loan Investor's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Trust may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Trust with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

        The Trust will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Trust and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's or comparably rated by another nationally recognized rating agency) or determined by BlackRock to be of comparable quality. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Trust bears a substantial risk of losing the entire amount invested.

        In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

        In the process of buying, selling and holding Senior Loans, the Trust may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Trust buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

        A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower's compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

        In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Trust will generally rely upon the Agent or an intermediate participant to receive and forward to the Trust its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Trust has direct recourse against the Borrower, the Trust will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Trust will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Trust and the other Loan Investors pursuant to the applicable Loan Agreement.

        A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Trust were determined to be subject to the claims of the Agent's general creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

        Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Trust derives interest income will be reduced. However, the Trust may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Trust's performance because the Trust typically is able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Trust's yield.

        From time to time BlackRock and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Trust or may be intermediate participants with respect to Senior Loans in which the Trust owns interests. Such banks may also act as Agents for Senior Loans held by the Trust.

        The Trust may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Trust may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

        The Trust will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Trust may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

        If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Trust's security interest in the loan collateral or subordinate the Trust's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Trust's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Trust. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Trust's security interest in loan collateral. If the Trust's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Trust would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan.

        The Trust may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Trust's purchase of a Senior Loan. The Trust may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of BlackRock, may enhance the value of a Senior Loan or would otherwise be consistent with the Trust's investment policies.

Duration and Risk Management

        Consistent with its investment objectives and policies set forth herein, the Trust may also enter into certain duration and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic

Transaction is a function of market conditions. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

        Futures Contracts and Options on Futures Contracts.    In connection with its duration and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide duration, risk management and other portfolio management purposes.

        Forward Foreign Currency Contracts.    The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if BlackRock anticipates that there will be a correlation between the two currencies. The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. The Advisors may also use foreign currency forward contracts as a proxy to hedge the Trust's portfolio against country-specific risks.

        Calls on Securities, Indices and Futures Contracts.    In order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

        Puts on Securities, Indices and Futures Contracts.    As with calls, the Trust may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

        Interest Rate Transactions.    Among the Strategic Transactions are which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for duration and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

        The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is managing its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are incurred into for good faith hedging purposes. BlackRock and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

        Credit Derivatives.    The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

        Appendix C contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

        Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "U.S. Federal Income Tax Matters."

Short Sales

        Although it has no current intention to do so, the Trust reserves the right to make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

        When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

        The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

        If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

        The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Brady Bonds

        The Trust's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Supranational Organization Obligations

        The Trust may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

        The Trust may not be able to readily dispose of illiquid securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

        The Trust may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Trust pursuant to Rule 144A under the Securities Act, the Trust intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's board of trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Trust's board of trustees has directed BlackRock to monitor carefully the Trust's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Trust's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

When-Issued and Forward Commitment Securities

        The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be (provided that dollar roll transactions will not be considered forward commitment transactions if they are entered into on the basis of regular way settlement). If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

        Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Trust to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Trust is fully invested may result in greater potential fluctuation in the value of the Trust's net assets and its net asset value per share.

Rights Offerings and Warrants to Purchase

        The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Reverse Repurchase Agreements

        The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Dollar Roll Transactions

        To take advantage of attractive opportunities in the bond market and to enhance current income, the Trust may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls. At the time the Trust enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Trust currently anticipates that its dollar rolls, together with its reverse repurchase agreements, the issuance of Preferred Shares and other borrowings, will not exceed, in the aggregate, 38% of the value of its Managed Assets.

        Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. The Trusts right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Repurchase Agreements

        As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

        The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

        The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

MANAGEMENT OF THE TRUST

Investment Management Agreement

        Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

        The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

        The investment management agreement, sub-investment advisory agreement and certain scheduled waivers of the investment advisory fees were approved by the Trust's board of trustees at a telephonic meeting of the board of trustees held on July 21, 2004, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The investment management agreement provides for the Trust to pay a management fee at an annual rate equal to 0.75% of the average weekly value of the Trust's net assets. BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, 38% of the monthly management fees received by BlackRock Advisors. BlackRock has voluntarily agreed to waive receipt of a portion of its management fee in the amount of 0.20% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through August 31, 2009), and for a declining amount for an additional three years (through August 31, 2012).

Information Received by the Board

        In considering the Trust's investment management and sub-investment advisory agreements, the board of trustees received information specifically related to the approval of the investment management and sub-advisory agreements including information regarding: (i) the team of investment advisory personnel assigned to the Trust; (ii) the structure, expertise and finances of BlackRock Advisors, BlackRock Financial Management and their parent companies; (iii) the Trust's management fee (both gross and net of fee waivers) and total operating expenses as compared to a peer group of closed-end funds with similar investment policies and strategies selected by Lipper, Inc.; (iv) BlackRock's profitability with respect to other funds in the BlackRock family of closed-end funds; (v) BlackRock's overall profitability as compared with available industry data; (vi) certain data and indirect "fallout" benefits to BlackRock from its relationship with the Trust; and (vii) BlackRock's policies and procedures in respect of execution of portfolio transactions. Periodically, the trustees, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock Advisors' management of relationships with services providers and resources devoted to compliance with the such funds' investment objective and policies and other matters.

        Matters Considered by the Board.    In considering the investment management and sub-investment advisory agreements, the board of trustees, including the non-interested trustees, did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of all of the Trust's surrounding circumstances. Matters considered by the board of trustees, including the non-interested trustees in approving the investment management and sub-advisory agreements included the following:

        Nature and Quality of Investment Advisory and Sub-Advisory Services.    The board of trustees, including the non-interested trustees, considered the nature and quality of the services to be provided by BlackRock Advisors and BlackRock Financial Management, respectively, to the Trust. In this connection, the board reviewed:

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  BlackRock Advisor's compliance record, including whether other funds advised or subadvised by BlackRock Advisors or BlackRock Financial Management have operated within their investment objectives, policies and restrictions; and

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  the resources of BlackRock Advisors and BlackRock Financial Management and the size, education and experience of the Trust's portfolio management team and BlackRock Advisors' and BlackRock Financial Management's use of technology and their approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel;

        Nature and Quality of Other Services.    The board of trustees, including the non-interested trustees, considered the nature, quality, cost and extent of administrative and shareholder services to be performed by BlackRock Advisors under the investment management agreement. The board of trustees, including the non-interested trustees, also considered the nature and extent of BlackRock Advisors' supervision of third party service providers.

        Fees and Expenses.    The board of trustees, including the non-interested trustees, considered the Trust's management fee and expense ration in comparison to the management fee and expense rations of a peer group of funds selected by a third-party service provider.

        Profitability.    The board of trustees, including the non-interested trustees, considered the level of BlackRock's profits in respect of the management of the BlackRock family of closed-end funds. It also considered the profits realized from non-fund businesses which may benefit from or be related to the Trust's business. The board of trustees, including the non-interested trustees, considered the intangible benefits that accrue to BlackRock and its affiliates by virtue of their relationship with the Trust.

        Conclusion.    Based on the information reviewed and discussions held with respect to each of the foregoing items, the board of trustees, including a majority of the non-interested trustees, approved each of the investment advisory agreement between BlackRock Advisors and the Trust and the sub-advisory agreement among BlackRock Advisors, BlackRock Financial Management and the Trust as in the best interests of shareholders of the Trust.

        During the board of trustees' deliberations in connection with its approval of the management fee, the board of trustees was aware that BlackRock intended to pay compensation, out of its own assets, to the lead underwriters and to certain qualifying underwriters of the Trust's common shares, the anticipated amounts of such compensation and the general nature of the services to be rendered to BlackRock in consideration of such compensation. The Board considered whether the management fee met applicable standards in light of the services provided by BlackRock, without regard to whether BlackRock ultimately pays any portion of the anticipated compensation to the underwriters.

        The investment management agreement was approved by the sole common shareholder of the Trust as of July 21, 2004. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

        BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, 38% of the monthly management fees received by BlackRock Advisors.

        The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

        Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

        The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of July 21, 2004. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

        The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

        The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

Name, Address, Age and Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES:
Andrew F. Brimmer P.O. Box 4546 New York, NY 10163-4546 Age: 78 Trustee	3 years(1)(2)	President of Brimmer & Company, Inc., a Washington, D.C.-based economic and financial consulting firm. Wilmer D. Barrett AirBorne Express, Professor of Economics, University of Massachusetts- Amherst. Formerly member of the Board of Governors of the Federal Reserve System. Former Chairman, District of Columbia Financial Control Board. Lead Trustee and Chairman of the Audit Committee of each of the closed-end trusts of which BlackRock Advisors Inc. acts as investment advisor.	51	Director of CarrAmerica Realty and Borg-Warner Automotive. Former Director of BankAmerica Corporation (Bank of America), Bell South Corporation, College Retirement Equities Fund (Trustee), Commodity Exchange, Inc. (Public Governor), Connecticut Mutual Life Insurance Company, E.I. du Pont de Nemours & Company, Equitable Life Assurance Society of the United States, Gannett Company, Mercedes-Benz of North America, NCM Financial Corporation (American Security Bank), MNC Capital Management, Navistar International Corporation, PHH Corp. and UAL Corporation (United Airlines).

Richard E. Cavanagh P.O. Box 4546 New York, NY 10163-4546 Age: 58 Trustee	3 years(1)(2)	President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Formerly Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Co-author, THE WINNING PERFORMANCE (best selling management book published in 13 national editions).	51	Trustee, Aircraft Finance Trust (AFT) and Educational Testing Service (ETS). Director, Arch Chemicals, Fremont Group and The Guardian Life Insurance Company of America.
Kent Dixon P.O. Box 4546 New York, NY 10163-4546 Age: 67 Trustee	3 years(1)(2)	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	51	Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).
Frank J. Fabozzi P.O. Box 4546 New York, NY 10163-4546 Age: 56 Trustee	3 years(1)(2)	Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Frederick Frank Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	51	Director, Guardian Mutual Funds Group (18 portfolios).
James Clayburn LaForce, Jr. P.O. Box 4546 New York, NY 10163-4546 Age: 75 Trustee	3 years(1)(2)	Dean Emeritus of The John E. Anderson Graduate School of Management, University of California since July 1, 1993. Acting Dean of The School of Business, Hong Kong University of Science and Technology 1990-1993. from 1978 to September 1993, Dean of The John E. Anderson Graduate School of Management, University of California.	51	Director of Payden & Rygel Investment Trust, Metzler-Payden Investment Trust, Advisor Series Trust, Arena Pharmaceuticals, Inc. and CancerVax Corporation.

INTERESTED TRUSTEES:
Robert S. Kapito* Age: 47 Trustee and President	3 years(1)(2)	Vice Chairman of BlackRock, Inc. Head of BlackRock's Portfolio Management Group, a member of the Management Committee, the Investment Strategy Group, the Fixed Income and Global Equity Investment Strategy Group. Responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity and Alternative Investment Groups of BlackRock. Currently, President and Trustee of each of the closed-end trusts which BlackRock Advisors, Inc. acts as investment advisor.	51	Chairman of the Hope & Heroes Children's Cancer Fund, President of the Board of Directors of Periwinkle National Theatre for young audiences. Director of Icruise.com, Corp.
Ralph L. Schlosstein* Age: 53 Trustee	3 years(1)(2)	Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988. Member of BlackRock's Management Committee and Investment Strategy Group. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group. Currently, Chairman and Trustee of each of the closed-end trusts which BlackRock Advisors, Inc. acts as investment advisor.	51
				Chairman and President of the BlackRock Liquidity Funds (10 portfolios). Director of Anthracite Capital, Inc. and Director of several of BlackRock's alternative investment vehicles. Currently, a Member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, the Financial Institutions Center Board of the Wharton School of the University of Pennsylvania, a Trustee of the American Museum of Natural History, a Trustee of the Public Theatre in New York City, a Trustee of Trinity School in New York City and a Trustee of New Visions for Public Education in New York Council. Formerly, a Director of Pulte Corporation and a Member of Fannie Mae's Advisory Council
Walter F. Mondale(3) P.O. Box 4546 New York, NY 10163-4546 Age: 76 Trustee	3 years(1)(2)	Senior Counsel, Dorsey & Whitney LLP, a law firm (January 2004-present); Partner, Dorsey & Whitney LLP (December 1987-August 1993). Formerly U.S. Ambassador to Japan (1993-1996). Formerly, Vice President of the United States, U.S. Senator and Attorney General of the State of Minnesota. 1984 Democratic Nominee for President of the United States. Formerly Director of Northwest Airlines Corp., UnitedHealth Group and RBC Dain Rauscher, Inc.	51
				Director of United Health Foundation and the Japan Society. Member of the Hubert H. Humphrey Institute of Public Trustee 1996-December 2003, September Affairs Advisory Board, The Mike and Maureen Mansfield Foundation, Dean's Board of Visitors of the Medical School at the University of Minnesota, and the Mayo Foundation Advisory Council to the President.

*
"Interested person" of the Trust as defined in the Investment Company Act. Messrs. Kapito and Schlosstein are interested persons due to their employment with the investment advisor.

(1)
After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves:

—    Messrs. Cavanagh and La Force, as Class I trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

—    Messrs. Schlosstein, Fabozzi and Mondale, as Class II trustees, are expected to stand for re-election at the Trust's 2006 annual meeting of shareholders—Messrs. Kapito, Brimmer and Dixon, as Class III trustees, are expected to stand for re-election at the Trust's 2007 annual meeting of shareholders

(2)
Each trustee has served in such capacity since the Trust's inception.

(3)
Mr. Mondale may be deemed an interested person of one or more of the Trust's principal underwriters because his law firm, Dorsey & Whitney LLP, serves as legal counsel to such principal underwriters. Because Mr. Mondale may be deemed an interested person of certain of the Trust's principal underwriters, he also may be deemed to be an interested person of the Trust during the pendency of any securities offering by the Trust in which such underwriters participate.

OFFICERS: Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations
Anne F. Ackerley Age: 42	Vice President	Managing Director of BlackRock, Inc. since 2000. Formerly, First Vice President and Chief Operating Officer, Mergers and Acquisition Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at Merrill Lynch & Co. prior thereto.
Henry Gabbay Age: 57	Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
James Kong Age: 44	Assistant Treasurer	Assistant Managing Director of BlackRock, Inc. and its predecessor entities.
Richard Shea, Esq. Age: 44	Vice President/Tax
Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer and Chief Financial Officer of Anthracite Capital, Inc. since 1998. Formerly, Director of BlackRock, Inc. and its predecessor entities.
Vincent Tritto Age: 42	Secretary
Director and Assistant Secretary of BlackRock, Inc. since 2002. Formerly, Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY; Foreign Associate (1992-1994), Asahi Law Offices/Masuda & Ejiri, Tokyo, Japan.
Brian Kindelan Age: 43	Assistant Secretary
Director and Senior Counsel (since January 2001), and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. from May 1995 to April 1998; Associate, Stradley Ronon Stevens & Young, LLP from March 1990 to May 1995.
Name of Director	Dollar Range of Equity Securities in the Trust(*)	Overseen by Directors in the Family in All Registered Investment Companies(*)
Andrew F. Brimmer	$0	$1-$10,000
Richard E. Cavanagh	$0	$50,001-$100,000
Kent Dixon	$0	over $100,000
Frank J. Fabozzi	$0	$10,001-$50,000
Robert S. Kapito	$0	over $100,000
James Clayburn La Force, Jr.	$0	over $100,000
Walter F. Mondale	$0	$50,001-$100,000
Ralph L. Schlosstein	$0	over $100,000

(*)
As of December 31, 2003.

        The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the

Trust's calendar year ending December 31, 2004, assuming the Trust will have been in existence for the full calendar year.

Name of Board Member	Compensation Estimated from the Trust	Total Compensation from the Trust and Fund Complex Paid to Board Members(1)
Dr. Andrew F. Brimmer	$2,000(2)	$280,000(3)
Richard E. Cavanagh	$2,000(2)	$210,000(4)(5)
Kent Dixon	$2,000(2)	$210,000(4)(5)
Frank J. Fabozzi	$2,000(2)	$203,300(4)(5)(6)
James Clayburn La Force, Jr.	$2,000(2)	$190,000(4)
Walter F. Mondale	$2,000(2)	$190,000(4)

(1)
Estimates the total compensation to be earned by that person during the calendar year end December 31, 2004 from the closed-end funds advised by the Advisor (the "Fund Complex").

(2)
Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, and Mondale may defer $0, $0, $0, $0, $2,000 and $0, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2004.

(3)
Dr. Brimmer serves as "lead director", Audit Committee chairman and Governance Committee chairman for each board of trustees/directors in the Fund Complex. For his services in such capacities, Dr. Brimmer will be compensated in the amount of $80,000 per annum by the Fund Complex.

(4)
Of this amount, Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, and Mondale are expected to defer $50,000, $50,000, $50,000, $43,300, $190,000 and $30,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

(5)
Includes compensation for service on the Audit Committee.

(6)
In May 2004, Mr. Fabozzi was appointed to the Audit Committee and as such will receive a partial fee for his service on the Audit Committee during the remainder of the calendar year ended December 2004.

        Each Independent Trustee will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,000 for each meeting of each board in the Fund Complex attended by such Independent Trustee. The total annual aggregate compensation for each Independent Trustee is capped at $190,000 per annum, except that Dr. Brimmer will receive an additional $80,000 per annum from the Fund Complex for acting as the lead trustee, Audit Committee chairman and Governance Committee chairman for each board of trustees/directors in the Fund Complex and Messrs. Brimmer, Cavanagh, Dixon and Fabozzi will receive an additional $20,000 per annum from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh, Dixon and Fabozzi will be allocated among the fund/trusts in the Fund Complex based on their relative net assets.

        In the event that the $190,000 cap is met with respect to an Independent Trustee, the amount of the Independent Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Independent Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/ directors of the funds/trusts (excluding the per annum audit committee fee) held on a single day does not exceed $15,834 for any Independent Trustee.

        Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatory deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the audit committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the audit committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

        The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

        The Executive Committee consists of Messrs. Schlosstein and Kapito, and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the board.

        The Audit Committee consists of Messrs. Brimmer, Cavanagh, Fabozzi and Dixon. The Audit Committee acts according to the Audit Committee charter. Dr. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has two audit committee financial experts serving on its Audit Committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

        The Governance Committee consists of Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, and Mondale. The Governance Committee acts in accordance with the Governance Committee charter. Dr. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Trustees including shareholder nominees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

        The Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

  •
  The name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

  •
  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a trustee of the Trust and the person's consent to be named as a trustee if selected by the Governance Committee and nominated by the Board.

        The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

        No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

        As the Trust is a closed-end investment company with no prior investment operations, the only meetings of the above committees have been the Executive Committee acting by written consent to declare a monthly dividend on October 14, 2004, the Governance Committee acting by written consent to form the Audit Committee and the Audit Committee's initial meeting in connection with the organization of the Trust.

        No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

Proxy Voting Policies

        The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock's proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock's proxy voting procedures are attached as Appendix B to this Statement of Additional Information.

        Information on how proxies relating to the Trust's voting securities were voted (if any) by the Advisor during the most recent 12 month period ended June 30th is available, upon request, by calling (800) 699-1236 or on the website of the Commission at http://www.sec.gov.

Codes of Ethics

        The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

        BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $310 billion of assets under management at June 30, 2004. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Liquidity Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® name.

        The BlackRock organization has over 16 years of experience managing closed-end products and, at June 30, 2004, advised a closed-end family of 52 active funds with over $14 billion in assets. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Sydney, Tokyo and Wilmington. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

        The Advisor and Sub-Advisor may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and the Advisor's or Sub-Advisor's other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor's or Sub-Advisor's investment decision-making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisor under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pay to the Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor and Sub-Advisor in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisor, the Advisor would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

        One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

        It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be less than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR APS

General Securities Depository

        The Depository Trust Company ("DTC") will act as the Securities Depository with respect to each series of APS. One certificate for all of the shares of each series will be registered in the name of The Bank of New York, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of APS contained in the Statement. The Trust will also issue stop transfer instructions to the transfer agent for APS. Prior to the commencement of the right of holders of APS to elect a majority of the Trust's trustees, as described under "Description of APS—Voting Rights" in the Prospectus, The Bank of New York will be the holder of record of each series of APS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

        DTC, a New York chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of APS, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

        The auction agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was negligent in ascertaining the pertinent facts.

        The auction agent may rely upon, as evidence of the identities of the holders of APS, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction—Secondary Market Trading and Transfers of APS" in the Prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

        The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

        The Trust compensates the auction agent though the payment of an initial acceptance fee of $1,800 and an annual fee thereafter based on the number of series issued by the Trust, which fee is currently expected to be $19,000 per year. The Trust also pays for certain out-of-pocket costs and expenses.

Broker-Dealers

        The auction agent after each auction for the APS will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the APS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, APS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

        The Trust may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

Orders by Existing Holders and Potential Holders

        On or prior to the submission deadline on each auction date for shares of a series of APS:

(a)
each beneficial owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise a:

(i)
"Hold Order"—indicating the number of outstanding shares, if any, of such series that such beneficial owner desires to continue to hold without regard to the Applicable Rate for such shares of such series for the next succeeding Rate Period of such shares;

(ii)
"Bid"—indicating the number of outstanding shares, if any, of such series that such beneficial owner offers to sell if the Applicable Rate for such shares of such series for the next succeeding Rate Period shall be less than the rate per annum specified by such beneficial owner in such Bid; and/or

(iii)
"Sell Order"—indicating the number of outstanding shares, if any, of such that such beneficial owner offers to sell without regard to the Applicable Rate for such shares of such series for the next succeeding Rate Period; and

(b)
Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of such series that they offer to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

        The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

        A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of APS then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its

Broker-Dealer having a rate higher than the maximum rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of such series an Order or Orders covering all the Outstanding shares of such series held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of a series of APS an Order or Orders covering all of the Outstanding shares of such series held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more than seven Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of such series of APS subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of a series of APS that offers to become the Beneficial Owner of additional shares of such series of APS is, for purposes of such offer, a Potential Beneficial Owner.

        A Potential Beneficial Owner of shares of a series of APS may submit to its Broker-Dealer Bids in which it offers to purchase shares of a series if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of a series of Preferred Shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

        As described more fully below under "—Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Trust) as Existing Holders in respect of shares of such series of APS subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares of such series subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of a series of APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of a series of APS held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "—Submission of Orders by Broker-Dealers to Auction Agent" below.

        Neither the Trust nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

        The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of Preferred Share that is fewer than the number of shares of such series specified in its Order. See "—Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "—Notification of Results; Settlement" below.

        As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "—Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "—Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Submission of Orders by Broker-Dealers to Auction Agent

        Prior to 1:30 P.M., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the shares of a series of APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

        If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

        If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

(a)
all Hold Orders for shares of such series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and, if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

(b)
(i) any Bid for shares of such series will be considered valid up to and including the excess of the number of shares of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (a) above;

(ii)
subject to subclause (i), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such series equal to such excess;

(iii)
subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(iv)
in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate specified therein; and

(c)
all Sell Orders for shares of such series will be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

        If more than one Bid of a Potential Holder for shares of a series of APS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares of such series therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

        Not earlier than the Submission Deadline on each Auction Date for shares of a series of APS, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being herein referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares of such series that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for all Rate Periods equals or exceeds the number of outstanding shares of such series that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

        If Sufficient Clearing Bids for shares of a series of APS have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of outstanding shares of such series to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available APS. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of such series.

        If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of a series of APS are subject to Submitted Hold Orders), the Applicable Rate for the next Rate Period for all shares of such series will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of such series subject to such Sell Orders but will continue to own shares of such series for the next Rate Period. See "—Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

        If all of the outstanding shares of a series of APS are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Rate Period shall be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

        Based on the determinations made under "—Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of a series of APS will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of such series subject to such Hold Orders.

        If Sufficient Clearing Bids for shares of a series of APS have been made:

(a)
Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of such series subject to such Submitted Sell Order or Submitted Bid;

(b)
Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares of such series subject to such Submitted Bid;

(c)
Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of such series subject to such Submitted Bid;

(d)
Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of such series subject to such Submitted Bid, unless the number of Outstanding APS of such series subject to all such Submitted Bids is greater than the number of APS ("remaining shares") in excess of the Available APS over the number of APS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold APS of such series subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding APS subject to all such Submitted Bids of such Existing Holders; and

(e)
Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares of such series will purchase any shares of Available APS not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding APS subject to all such Submitted Bids.

        If Sufficient Clearing Bids for shares of a series of APS have not been made (unless this results because all Outstanding shares of such series are subject to Submitted Hold Orders):

(a)
Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will continue to hold the APS subject to such Submitted Bid;

(b)
Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will purchase the number of APS subject to such Submitted Bid; and

(c)
Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares of such series or a Submitted Sell Order will sell a number of shares of such series subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

        If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS of a series, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of APS of such series being sold or purchased on such Auction Date so that the number of shares of such series sold or purchased by each Existing Holder or Potential Holder will be whole shares of such series. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of a series of APS, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of such series for purchase among Potential Holders so that only whole shares of such series are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such series.

Notification of Results; Settlement

        The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of such series as a result of the Auction and will be required to advise each customer purchasing or selling APS as a result of the Auction to give instructions to its Agent Member of the Securities

        The Securities Depository will pay the purchase price against delivery of such shares or will deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of a series of APS on the registry of Existing Holders to be maintained by the Auction Agent.

        In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of a series of APS as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which provide for payment against delivery by their Agent Members in same-day funds.

        If any Existing Holder selling shares of a series of APS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole shares of such series that is less than the number of shares of such series that otherwise was to be purchased by such person. In such event, the number of shares of such series to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares of such series shall constitute good delivery.

DESCRIPTION OF SHARES

Common Shares

        The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares. The Prospectus contains a detailed discussion of the common shares.

Preferred Shares

        The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue preferred shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. The Prospectus contains a discussion of the preferred shares it is currently anticipated the Trust may issue.

Other Shares

        The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the APS.

REPURCHASE OF COMMON SHARES

        The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

        Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

        Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

        Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the de-listing of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust), or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

        The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

        Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

U.S. FEDERAL INCOME TAX MATTERS

        The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Trust

        The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Trust's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Trust's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs) or of any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses.

        As a RIC, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Trust's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute at least annually substantially all of such income.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Trust level. To avoid the tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust's fiscal year), and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

        A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

        If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income.

        If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when APS are outstanding, the Trust does not meet either the Preferred Shares Basic Maintenance Amount or the asset coverage requirements of the Investment Company Act (together, the "Coverage Requirements"), the Trust will be required to suspend distributions to holders of common shares until the Coverage Requirements are met. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net investment company income and may therefore jeopardize the Trust's qualification for taxation as a RIC and/or may subject the Trust to the 4% excise tax described above. Upon any failure to meet the Coverage Requirements that cannot be timely cured, the Trust will be required to redeem all or a portion of the APS as necessary to meet the applicable Coverage Requirement.

The Trust's Investments

        Certain of the Trust's investment practices may subject the Trust to special U.S. federal income tax provisions, the effect of which may be to, among other things, accelerate income to the Trust, defer the Trust's losses, cause the Trust to recognize income or gain without a corresponding receipt of cash, affect the character of income recognized, cause adjustments in the holding periods of the Trust's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to shareholders.

        Some of the debt obligations acquired by the Trust may be treated as debt obligations that are issued with original issue discount ("OID"). Such OID generally will be included in income in the taxable year of accrual and before the Trust receives any corresponding cash payments. Since, in certain circumstances, the Trust may recognize income before receiving cash representing such income, it may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. Accordingly, the Trust may be required to borrow money or dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Trust's distribution requirements.

        If the Trust invests (directly or indirectly through a REIT) in residual interests in REMICs, a portion of the Trust's income will be subject to a U.S. federal income tax in all events. "Excess inclusion income" of the Trust generated by a residual interest in a REMICs will be allocated to shareholders of the Trust in proportion to the dividends received by the shareholders of the Trust. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding taxes. In addition, if the shareholders of the Trust include a "disqualified organization" (such as certain governments or governmental agencies) the Trust may be liable for a tax on the excess inclusion income allocable to the disqualified organization.

        Income received by the Trust with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Generally, shareholders will not be entitled to claim a credit or deductions with respect to foreign taxes. However, if the Trust invests more than 50% of its total assets in foreign securities, the Trust will elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its shareholders instead of on its own return. In that case, each shareholder shall include in gross income, and also treat as paid by him, his proportionate share of the foreign taxes paid by the Trust. If the Trust makes this election, it will furnish its shareholders with a written notice after the close of the taxable year.

Taxation of Shareholders

        The Trust intends to take the position that under present law the APS will constitute equity, rather than debt of the Trust for U.S. federal income tax purposes. It is possible, however, that the IRS could take a contrary position asserting, for example, that the APS constitute debt of the Trust. If that position were upheld, distributions on the APS would be considered interest, taxable as ordinary income regardless of the earnings and profits of the Trust. The following discussion assumes the APS are treated as equity.

        Distributions paid by the Trust from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Trust's current and accumulated earnings and profits. Due to the Trust's expected investments, generally, distributions will not be eligible for the dividends received deduction allowed to corporations and will not qualify for the reduced rate on qualified dividend income allowed to individuals.

        Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Trust's shares. Capital gain dividends are not eligible for the dividends received deduction. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Trust's current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while, as described above, net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

        The Trust may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a tax of 35% of such amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

        The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary, capital gains, or tax-exempt) based upon the percentage of total dividends paid out of earnings and profits to each class for the tax year. Accordingly, the Trust intends to allocate capital gains dividends, if any, and any other distributions between its common and APS shareholders in proportion to the total dividends paid out of earnings and profits to each class with respect to each tax year.

        The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

        Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon its tax basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a

61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Any loss realized by a shareholder on the sale of Trust shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

        Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

        Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Trust.

        A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to a U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

        The Trust may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        Legislation was recently passed by Congress that would amend certain rules relating to regulated investment companies. This legislation would, among other things, modify the 90% gross income test with respect to income of a regulated investment company to include net income derived from an interest in certain qualified "publicly traded partnerships," modify the asset diversification test of a regulated investment company to include a new limitation on the investment by a regulated investment company in certain qualified publicly traded partnership interests, and modify the U.S. federal income tax treatment of distributions to foreign investors that are designated by the regulated investment company as "interest-related dividends" or "short-term capital gain dividends." As of the date hereof, this proposed legislation has not been enacted into law and it is not possible to predict with any certainty whether this proposed legislation will be enacted in its current form or at all. The provisions contained in the proposed legislation generally would apply, with certain exceptions, to taxable years beginning after the date the proposed legislation is enacted. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in APS should consult their own tax advisors regarding the purchase, ownership and disposition of APS.

EXPERTS

        The Statement of Assets and Liabilities of the Trust as of July 12, 2004, appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116 provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

        A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission. The Trust files its complete schedule of portfolio holdings for the first and third quarter of its fiscal year with the Commission on Form N-Q. The Trust's Form N-Q will be available on the Commission's website at http://www.sec.gov. The Trust's Form N-Q, when available, may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Form N-Q, when available, may also be obtained, upon request, by calling (800) 699-1236.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        To the Board of Trustees and Shareholder of BlackRock Global Floating Rate Income Trust

        We have audited the accompanying statement of assets and liabilities of BlackRock Global Floating Rate Income Trust (the "Trust") as of July 12, 2004, and the related statements of operations and the changes in net assets for the period from April 20, 2004, (date of inception) to July 12, 2004. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Global Floating Rate Income Trust as of July 12, 2004, and the results of its operations and the changes in its net assets for the period from April 20, 2004 (date of inception) to July 12, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/  DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 24, 2004

BlackRock Global Floating Rate Income Trust

STATEMENT OF ASSETS AND LIABILITIES

July 12, 2004

ASSETS:
Cash	$115,001
LIABILITIES:
Payable for organization costs	15,000
Net Assets	$100,001
Net assets were comprised of:
Common stock at par (Note 1)	$6
Paid-in capital in excess of par	114,995
Accumulated net investment loss	(15,000)
Net assets, July 12, 2004	$100,001
Net asset value per common share:
Equivalent to 6,021 shares of common stock issued and outstanding, par value $0.001, unlimited shares authorized	$16.61

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust

STATEMENT OF OPERATIONS

For the period April 20, 2004 (date of inception) to July 12, 2004

Investment Income	$—
Expenses
Organization expenses	15,000

Net investment loss	$(15,000)

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust

STATEMENT OF CHANGES IN NET ASSETS

For the period April 20, 2004 (date of inception) to July 12, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(15,000)

Net decrease in net assets resulting from operations	(15,000)

Capital Share Transactions
Net proceeds from the issuance of common shares	115,001

Total increase	100,001
NET ASSETS
Beginning of period	—

End of period	$100,001

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Note 1.    Organization

        BlackRock Global Floating Rate Income Trust (the "Trust") was organized as a Delaware statutory trust on April 20, 2004, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust had no operations other than a sale to BlackRock Funding, Inc. of 6,021 shares of common stock for $115,001 ($19.10 per share).

Note 2.    Agreements

        The Trust has entered into an Investment Management Agreement with BlackRock Advisors, Inc. a wholly owned subsidiary of BlackRock, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") in a maximum amount equal to 0.75% of the average weekly value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to any Preferred Shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). BlackRock Advisors, Inc. has voluntarily agreed to waive a portion of the management fee or other expenses of the Trust in the amount of 0.20% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through July 31, 2009), and for a declining amount for an additional three years (through July 31, 2012). BlackRock Financial Management, Inc. a wholly owned subsidiary of BlackRock, Inc. serves as sub-advisor to the Trust. The Investment Management Fee covers both investment advisory and administration services.

Note 3.    Organization Expenses and Offering Costs

        Organization expenses of $15,000 incurred by the Trust have been expensed. Offering costs, estimated to be approximately $583,000, limited to $0.04 per share will be charged to paid-in capital at the time common shares are sold.

BlackRock Global Floating Rate Income Trust

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

September 30, 2004

Assets
Investments at value(1)	$471,383,619
Cash	168,204
Interest receivable	2,943,033

474,494,856

Liabilities
Payable for investments purchased	33,694,996
Investment advisory fee payable	211,591
Other accrued expenses	72,836

33,979,423

Net Assets Applicable to Common Shareholders	$440,515,433

Composition of Net Assets Applicable to Common Shareholders:
Par value	$23,006
Paid-in capital in excess of par	438,486,995
Undistributed net investment income	1,173,793
Accumulated net realized loss	(7,321)
Net unrealized appreciation	838,960

Net assets applicable to common shareholders,
September 30, 2004	$440,515,433

Net asset value per common share(2)	$19.15

(1)Investments at cost	$470,544,659
(2)Common shares outstanding	23,006,021

See Notes to Financial Statements

BlackRock Global Floating Rate Income Trust

STATEMENT OF OPERATIONS (unaudited)

For the period(1) ended September 30, 2004

Net Investment Income
Interest Income	$1,473,545

Expenses
Investment advisory	288,533
Transfer agent	1,967
Custodian	21,559
Reports to shareholders	10,055
Trustees	5,158
Registration	2,754
Independent accountants	13,223
Legal	4,547
Insurance	5,421
Organization	15,000
Auction Agent	2,623
Miscellaneous	5,854

Total expenses	376,694
Less fees waived by Advisor	(76,942)

Net expenses	299,752

Net investment income	1,173,793

Realized and Unrealized Gain (Loss)
Net realized loss	(7,321)
Net change in unrealized appreciation/depreciation	838,960

Net gain	831,639

Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations	$2,005,432

(1)
Commencement of investment operations was August 30, 2004.

See Notes to Financial Statements

BlackRock Global Floating Rate Income Trust

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

For the period(1) ended September 30, 2004

Increase in Net Assets Applicable to Common Shareholders
Operations:
Net investment income	$1,173,793
Net realized loss	(7,321)
Net change in unrealized appreciation/depreciation	838,960

Net increase in net assets resulting from operations	2,005,432

Capital Share Transactions:
Net proceeds from the issuance of common shares	438,510,001

Total increase	440,515,433

Net Assets Applicable to Common Shareholders:
Beginning of period	—

End of period	$440,515,433

End of period undistributed net investment income	$1,173,793
(1)
Commencement of investment operations was August 30, 2004. This information includes the initial investment by BlackRock Funding, Inc.

See Notes to Financial Statements

BlackRock Global Floating Rate Income Trust (BGT)

PORTFOLIO OF INVESTMENTS (unaudited)

SEPTEMBER 30, 2004

Rating(1)	Principal Amount (000)		Description	Value
			LONG-TERM INVESTMENTS—102.0%
			Corporate Bonds—11.5%
			Automotive—0.2%
BB+	$750		Arvinmeritor, Inc., 8.75%, 3/01/12	$834,375

			Basic Material—0.3%
B1	750	(2)	Foundation Pennsylvania Coal Co., 7.25%, 8/01/14	800,625
BB	750	(2)	International Steel Group, Inc., 6.50%, 4/15/14	750,000

				1,550,625

			Building & Development—0.2%
B+	1,000	(2)	Ainsworth Lumber Co. Ltd., 5.669%, 10/01/10 (Canada)	1,002,280

			Chemical—0.9%
B-	700	(2)	BCP Caylux Holdings SCA, 9.625%, 6/15/14 (Luxembourg)	756,000
Ba3	750	(2)	Hercules, Inc., 6.75%, 10/15/29	761,250
B-	750		Huntsman Intl., LLC, 9.875%, 3/01/09	821,250
			Lyondell Chemical Co.,
B+	300		11.125%, 7/15/12	346,500
B+	300		Ser. A, 9.625%, 5/01/07	325,500
B-	750	(2)	Nalco Chemical Co., 8.875%, 11/15/13	806,250

				3,816,750

			Conglomerates—0.2%
B	750		Trimas Corp., 9.875%, 6/15/12	780,000

			Consumer Products—0.2%
B-	400	(2)	Lazy Days RV Center, Inc., 11.75%, 5/15/12	420,000
B+	350		Stoneridge, Inc., 11.50%, 5/01/12	397,250

				817,250

			Containers & Glass—0.2%
B	750		Crown European Holdings SA, 10.875%, 3/01/13 (France)	873,750

			Ecological Services & Equipment—0.2%
BB-	750		Allied Waste NA, Inc., Ser. B, 5.75%, 1/15/10	708,750

			Energy—5.0%
BB	750	(2)	AES Corp., 9.00%, 5/15/15	851,250
BBB+	750		Compton Petroleum Corp., Ser. A, 9.90%, 5/15/09 (Canada)	832,500
B1	750		Edison Mission Energy, 10.00%, 8/15/08	877,500
B-	750		El Paso Production Holding Co., 7.75%, 6/01/13	750,000
BB-	9,000		Gazprom, 9.625%, 3/01/13 (Russia)	10,012,500

			Energy continued
B	750		Hanover Compressor Co., 9.00%, 6/01/14	817,500
B-	730		KCS Energy, Inc., 7.125%, 4/01/12	751,900
B+	750	(2)	NRG Energy, Inc., 8.00%, 12/15/13	802,500
BBB+	4,500		Pemex Project Funding Master Trust, Ser. 15, 3.40%, 10/15/09	4,657,500
Baa1	500		Petroleos Mexicanos, 9.375%, 12/02/08 (Mexico)	585,000
B+	750		Reliant Energy, Inc., 9.25%, 3/15/07	804,375
BB-	300		Swift Energy Co., 7.625%, 7/15/11	319,500

				22,062,025

			Finance & Banking—1.6%
BB	750		Crum & Forster Holdings Corp., 10.375%, 6/15/13	800,625
BB-	2,255		Kazkommerts Intl. BV, 8.50%, 4/16/13 (Netherlands)	2,292,658
Baa2	3,000	(2)	Kazkommertsbank Intl. BV, 8.50%, 4/16/13 (Netherlands)	3,015,000
B3	750	(2)	Rainbow Nat. Svcs. LLC, 8.75%, 9/01/12	780,000

				6,888,283

			Forest Products—0.1%
			Georgia Pacific Corp.,
BB+	125		7.25%, 6/01/28	130,625
BB+	375		8.00%, 1/15/24	427,500

				558,125

			Health Care—0.5%
B-	750	(2)	IASIS Healthcare Corp., 8.75%, 6/15/14	785,625
B-	650		Universal Hospital Svcs., Inc., 10.125%, 11/01/11	661,375
B2	750	(2)	US Oncology, Inc., 9.00%, 8/20/11	780,000

				2,227,000

			Hotels & Casino—0.2%
BB+	750		MGM Mirage, 5.875%, 2/27/14	720,000

			Industrials—0.1%
B+	750		United Rentals NA, Inc., 7.00%, 2/15/14	667,500

			Media—0.4%
B	400		Cenveo Corp., 7.875%, 12/01/13	386,000
CCC+	750		Charter Communications Holdings II, LLC, 10.25%, 9/15/10	763,125
BB-	750		Echostar DBS Corp., 6.375%, 10/01/11	757,500

				1,906,625

			Technology—0.2%
Ba3	750		Celestica, Inc., 7.875%, 7/01/11 (Canada)	783,750

			Telecommunication—0.7%
			Cincinnati Bell, Inc.,
B+	400		7.25%, 7/15/13	388,000
B	400		8.375%, 1/15/14	364,000
BB	750		Nextel Communications, Inc., 5.95%, 3/15/14	738,750
			Qwest Corp.,
BB	750	(2)	7.875%, 9/01/11	780,000
B+	750	(2)	14.00%, 12/15/10	878,438

				3,149,188

			Transportation—0.3%
B-	400	(2)	Horizon Lines, LLC, 9.00%, 11/01/12	420,000
B+	750		OMI Corp., 7.625%, 12/01/13 (Marshall Islands)	761,250

				1,181,250

			Total Corporate Bonds	50,527,526

			Bank Loans—69.6%
			Aero & Defense—1.8%
	3,000		Caci Intl, Inc., Term Loan, LIBOR + 1.50%, 5/03/11	3,013,125
	2,000		Piedmont Hawthorne Holding, Inc., Term Loan, PRIME + 4.25%, 9/15/11	2,017,500
	3,000		Standard Aero, Inc., Term Loan, LIBOR + 2.50%, 8/20/12	3,035,625

				8,066,250

			Automotive—2.6%
	1,938		Plastech Inc., Term Loan B, LIBOR + 2.75%, 2/12/10	1,962,963
	3,000		Progressive Moulded Products, Ltd., Term Loan B, LIBOR + 2.50%, 8/16/11	3,003,750
	3,500		RJ Tower Corp., Term Loan B, LIBOR + 4.25%, 5/21/09	3,456,250
	3,000		TI Group Automotive Systems NA, Term Loan C, LIBOR + 3.25%, 6/30/11	2,998,125

				11,421,088

			Building & Development—2.1%
	295		Associated Materials, Inc., Term Loan, LIBOR + 2.75%, 8/20/10	297,868
	1,060		Juno Lighting, Inc., Term Loan, LIBOR + 5.50%, 5/21/11	1,070,600
	2,000		Landsource Communities Development, LLC, Term Loan B, LIBOR + 2.50%, 3/31/10	2,027,500

	Building & Development continued
	Ply Gem Industries, Inc.,
152	CND Term Loan, LIBOR + 2.50%, 03/15/10	153,081
2,348	USD Term Loan, LIBOR + 2.50%, 2/11-10/11	3,368,794
2,500	Resolution Specialty Materials, Term Loan, LIBOR + 2.75%, 8/02/10	2,517,188

		9,435,031

	Chemical—7.1%
	Celanese AG, Term Loan (Germany)
620	0.50%, 4/06/11	629,481
1,380	LIBOR + 2.50%, 4/06/11	1,399,895
2,000	Cognis, Term Loan, LIBOR + 4.75%, 11/15/13	2,030,000
3,000	Huntsman Intl., LLC, Term Loan B, LIBOR + 3.25%, 12/31/10	3,037,500
	Innophos, Inc., Term Loan,
1,618	LIBOR + 2.75%, 8/13/10	1,636,386
382	0.50%, 8/13/10	386,114
3,877	Kraton Polymers, LLC, Term Loan B, LIBOR + 2.50%, 12/23/10	3,889,588
	Nalco Chemical Co., Term Loan B,
5,831	LIBOR + 2.50%, 11/04/10	5,894,530
81	PRIME + 4.50%, 11/04/10	81,797
1,000	Professional Paint, Inc., Term Loan, PRIME + 2.25%, 9/30/11	1,007,500
2,000	Ripplewood Phosphorus US, LLC, Term Loan, LIBOR + 3.00%, 6/21/11	2,007,500
4,000	Rockwood Specialties Group, Inc., Term Loan B, LIBOR + 2.50%, 7/30/12	4,022,500
	United Industries Corp., Term Loan,
3,000	LIBOR + 2.50%, 4/29/11	3,045,000
2,000	LIBOR + 4.50%, 10/31/11	2,030,000

		31,097,791

	Conglomerates—2.1%
3,500	Honeywell Security Group, Term Loan B, PRIME + 3.00%, 6/28/10	3,491,250
	Invesys Intl. Holdings Ltd.,
2,000	Term Loan, LIBOR + 4.75%, 11/30/09	2,065,000
984	Term Loan B1, LIBOR + 3.50%, 9/05/09	993,077
2,750	Polypore, Inc., Term Loan, LIBOR + 2.25%, 11/12/11	2,768,906

		9,318,233

	Consumer Products—10.2%
	Ames True Temper, Term Loan B,
2	PRIME + 1.75%, 7/02/11	2,169
1,993	LIBOR + 3.00%, 7/02/11	2,016,937

	Consumer Products continued
2,000	Church & Dwight Co., Inc., Term Loan B, LIBOR + 1.75%, 5/30/11	2,022,500
2,000	CKE Restaurants, Term Loan, LIBOR + 3.00%, 5/01/10	2,035,000
1,987	Coinmach Service Corp., Term Loan B, LIBOR + 2.75%, 7/25/09	2,004,437
750	Culligan Water Co., Term Loan, LIBOR + 2.75%, 10/15/11	760,313
3,500	Denny's Corp., Term Loan, LIBOR, 9/30/10	3,548,125
2,000	Duane Reade, Term Loan B, LIBOR, 7/30/10	2,019,000
5,000	Invista, Term Loan B, LIBOR + 3.00%, 4/27/11	5,059,375
1,750	Jean Coutu Group, Inc., Term Loan B, LIBOR + 2.25%, 7/30/11	1,771,278
2,000	Knoll, Inc., Term Loan, LIBOR + 3.00%, 10/15/11	2,000,000
3,000	Language Line, Inc., Term Loan, LIBOR + 4.25%, 6/13/11	3,026,250
	Maidenform, Inc., Term Loan,
297	LIBOR + 3.25%, 5/14/10	301,074
590	LIBOR + 7.50%, 5/11/11	600,325
2,992	National Bedding Co., LLC, Term Loan B, LIBOR + 2.25%, 8/31/08	3,014,447
1,000	Oriental Trading Co., Inc., Term Loan, LIBOR + 6.00%, 1/08/11	1,015,000
5,500	OSI Industries, Inc., Term Loan, LIBOR + 2.50%, 9/15/11	5,537,812
3,000	Pierre Foods, Inc., Term Loan B, LIBOR + 2.75%, 6/30/10	3,020,001
	Prestige Brands Holdings, Inc., Term Loan B,
1,989	LIBOR, 4/06/11	1,997,019
6	PRIME + 1.75%, 4/06/11	6,294
3,000	Rite Aid Corp., Term Loan, LIBOR + 1.75%, 8/31/09	3,011,250

		44,768,606

	Containers & Glass—1.7%
2,729	Berry Plastics Corp., Term Loan C, LIBOR + 2.25%, 6/30/10	2,758,722
1,825	Crown Americas, Term Loan B, LIBOR + 2.25%, 9/01/11	1,833,313
2,992	Solo Cup Co., Term Loan, LIBOR, 2/27/11	3,015,547

		7,607,582

	Ecological Services & Equipment—2.1%
2,000	Allied Waste NA, Inc., Term Loan B, LIBOR + 2.75%, 1/15/10	2,025,714
	Envirosolutions, Inc., Term Loan
1,818	2.00%, 3/31/09	1,809,091
2,136	LIBOR + 4.50%, 3/01/09	2,124,777
46	LIBOR + 4.50%, 3/31/09	46,132
3,000	Waste Connections, Inc., Term Loan, LIBOR + 1.50%, 10/22/10	3,026,250

		9,031,964

	Energy—3.3%
1,500	AES Corp., Term Loan, LIBOR + 2.25%, 4/30/08	1,514,766
2,000	Belden & Blake, Term Loan, LIBOR, 6/30/11	2,020,000

	Energy continued
2,000	Dynegy Holdings, Inc., Term Loan, LIBOR, 5/10/10	2,037,500
	Reliant Resources, Inc., Term Loan A,
4,893	LIBOR, 3/15/07	4,903,665
2,000	LIBOR + 4.00%, 3/15/07	2,004,166
	Semgroup, LP, Term Loan B,
1,980	LIBOR + 3.25%, 8/27/10	1,999,800
20	PRIME + 1.75%, 8/27/10	20,200

		14,500,097

	Entertainment & Leisure—1.8%
4,000	Loews Cineplex Entertainment Corp., Term Loan B, LIBOR + 2.25%, 7/31/11	4,037,144
3,750	Wallace Theaters, Term Loan, LIBOR + 3.25%, 7/15/09-1/31/10	3,775,313

		7,812,457

	Finance & Banking—1.9%
1,976	Global Cash Access, LLC, Term Loan, LIBOR + 2.75%, 3/10/10	2,000,779
3,500	Olympus Cable Holdings, LLC, Term Loan B, Prime + 2.00%, 9/30/10	3,437,500
	Titan Corp., Term Loan B,
9	PRIME + 2.00%, 6/30/09	8,777
2,991	LIBOR + 3.25%, 6/30/09	3,001,849

		8,448,905

	Forest Products—1.2%
3,000	Appleton Papers, Inc., Term Loan, LIBOR + 2.25%, 6/11/10	3,030,750
1,000	Buckeye Technologies, Inc., Term Loan, LIBOR + 2.50%, 4/15/10	1,012,083
1,245	Koch Cellulose, LLC, Term Loan, LIBOR + 2.25%, 5/07/11	1,259,771

		5,302,604

	Health Care—7.9%
4,000	Accredo Health, Inc., Term Loan B, LIBOR + 1.75%, 4/30/11	4,010,000
1,708	Advanced Medical Optics, Term Loan B, LIBOR, 6/25/29	1,729,688
2,500	Arizant, Inc., Term Loan, LIBOR + 3.75%, 8/15/10	2,509,375
7,450	Community Health Systems, Inc., Term Loan, LIBOR + 1.75%, 8/19/11	7,453,993
4,870	Concentra, Inc., Term Loan B, LIBOR + 2.50%, 6/30/10	4,926,818
2,993	Davita, Inc., Term Loan B, LIBOR + 2.00%, 8/31/09	3,018,935
2,000	HealthSouth Corp., Term Loan, LIBOR, 1/16/11	2,090,000
3,000	IASIS Healthcare Corp., Term Loan B, LIBOR + 2.50%, 6/30/11	3,033,000
2,000	Kinetic Concepts, Inc., Term Loan B1, LIBOR + 2.0%, 8/11/10	2,020,834
3,000	US Oncology, Inc., Term Loan, LIBOR + 2.75%, 6/30/11	3,018,750
1,000	Vanguard Health Systems, Term Loan, LIBOR + 3.25%, 2/23/05	1,014,167

		34,825,560

	Hotels & Casino—3.2%
2,000	Boyd Gaming Corp., Term Loan B, LIBOR + 1.75%, 6/30/11	2,020,000
1,960	Greektown Casino, LLC, Term Loan D, LIBOR + 3.50%, 12/31/05	1,964,862
2,200	Penn National Gaming, Inc., Term Loan D, LIBOR + 2.50%, 9/01/07	2,230,250
1,724	Venetian Casino Resorts, Term Loan B, LIBOR + 1.50%, 6/15/11	1,747,385
	Wyndham Intl., Inc.,
2,468	Term Loan, LIBOR + 5.75%, 4/01/06	2,456,547
3,652	Term Loan 1, LIBOR + 4.75%, 6/30/06	3,624,344

		14,043,388

	Industrials—0.4%
	Alderwoods Group, Inc., Term Loan B1,
950	LIBOR + 2.75%, 8/19/10	962,890
9	PRIME + 1.75%, 8/19/10	8,915
1,000	Brennan Industries, Term Loan B, LIBOR + 3.50%, 12/31/07	1,011,875

		1,983,680

	Media—11.4%
2,000	Bragg Communication, Term Loan B, LIBOR + 2.50%, 8/31/11	2,015,000
2,000	Century TCI California LP, Term Loan, PRIME + 0.75%, 12/31/07	1,982,916
	Charter Communications Operating, LLC,
3,000	Term Loan A, LIBOR, 4/27/10	2,974,905
2,000	Term Loan B, LIBOR + 3.25%, 4/27/11	1,983,270
4,124	Dex Media East, LLC, Term Loan B, LIBOR + 2.00%, 5/08/09	4,170,894
1,986	Dex Media West, LLC, Term Loan B, LIBOR + 2.25%, 3/09/10	2,008,713
2,000	Emmis Communications, Term Loan B, LIBOR, 11/10/11	2,014,444
2,750	Freedom Communications, Inc., Term Loan, LIBOR, 5/18/12	2,789,102
5,000	Insight Midwest Holdings, LLC, Term Loan A, LIBOR + 1.50%, 6/30/09	4,987,500
	Media News, Term Loan C,
3,476	LIBOR + 3.125%, 8/30/10	3,485,162
24	PRIME + 0.50%, 8/30/10	23,588
3,000	Nexstar Broadcasting, Inc., Term Loan D, LIBOR + 1.75%, 12/31/10	3,000,000
5,000	NTL Cable, Inc., Term Loan B, LIBOR + 3.00%, 5/19/12	5,025,000
2,500	R.H. Donnelley, Inc., Term Loan B2, LIBOR, 6/30/11	2,530,990
	Transwestern Publishing Co., Term Loan,
1,777	LIBOR + 4.50%, 2/25/12	1,789,502
223	PRIME + 2.50%, 2/25/12	224,248

	Media continued
2,992	Warner Music Group, Term Loan B, LIBOR, 2/28/11	3,030,955
	Western Wireless Corp.,
3,000	Term Loan A, LIBOR + 2.25%, 5/28/10	3,007,968
3,000	Term Loan B, LIBOR + 3.00%, 5/30/11	3,039,642

		50,083,799

	Technology—2.5%
	Directed Electronics, Inc., Term Loan
8	PRIME + 3.25%, 3/15/10	7,552
2,992	LIBOR + 4.25%, 3/15/10	3,013,073
2,000	Network Communications, Term Loan B, LIBOR + 4.00%, 6/30/11	2,020,000
3,000	UGS PLM, Term Loan B, LIBOR + 2.25%, 5/27/11	3,022,500
3,000	Verifone, Inc., Term Loan B, LIBOR + 2.50%, 6/30/11	3,030,000

		11,093,125

	Telecommunication—5.1%
2,000	Atlantic Broadband Finance, LLC, Term Loan, LIBOR + 3.25%, 1/30/11	2,023,126
3,244	Centennial Communications Corp., Term Loan B, LIBOR + 2.75%, 2/09/11	3,267,050
5,000	FairPoint Communications, Inc., Term Loan B, LIBOR + 4.00%, 5/18/12	5,028,125
2,000	Nextel Partners, Inc., Term Loan C, LIBOR + 2.50%, 5/31/11	2,025,000
2,000	PanAmSat Corp., Term Loan B, LIBOR + 2.50%, 8/20/11	2,000,500
5,000	Qwest Corp., Term Loan A, LIBOR + 4.75%, 6/30/07	5,170,835
3,000	Valor Communications, Inc., Term Loan B, LIBOR + 3.75%, 9/30/09	3,033,750

		22,548,386

	Transportation—1.2%
4,000	Harbor Freight Tools, Term Loan B, LIBOR + 2.75%, 7/15/11	4,017,500
1,250	Transport Industries, LP, Term Loan, LIBOR + 4.00%, 6/13/10	1,250,000

		5,267,500

	Total Bank Loans	306,656,046

			Foreign Government Bonds—20.9%
B	6,333		Bolivarian Republic of Venezuela, 2.75%, 12/18/07	6,301,414
			Federative Republic of Brazil,
BB-	9,765		2.125%, 4/15/09-4/15/12	9,256,059
BB-	9,000		7.72%, 6/29/09	9,846,000
BB-	7,037		8.00%, 4/15/14	6,957,810
BB-	1,500		Ser. B, 10.00%, 8/07/11	1,638,750
B	1,000		Islamic Republic of Pakistan, 6.75%, 2/19/09	1,017,309
BB	4,000		Kingdom of Morocco, 8.12%, 1/05/09	3,935,000
A-	500		Malaysia, 8.75%, 6/01/09	598,260
BBB-	5,333		Republic of Bulgaria, 2.75%, 7/28/12	5,306,667
A	1,500		Republic of Chile, 6.875%, 4/28/09	1,678,800
			Republic of Colombia,
BB	2,000		8.625%, 4/01/08	2,195,000
BB+	5,546		9.75%, 4/09/11	6,283,054
Ba1	2,000		Republic of Costa Rica, 9.335%, 5/15/09	2,175,000
CCC+	1,500		Republic of Ecuador, 12.00%, 11/15/12	1,479,750
BB+	500		Republic of El Salvador, 9.50%, 8/15/06	549,375
			Republic of Panama,
Ba1	8,018		2.75%, 7/17/16	7,256,299
Ba1	500		8.25%, 4/22/08	547,500
			Republic of Peru,
BB	3,500		4.50%, 3/07/17	3,106,250
BB	1,500		9.125%, 1/15/08	1,695,000
BBB	1,500		Republic of South Africa, 7.375%, 4/25/12	1,686,300
BB	1,500		Republic of the Philippines, 8.875%, 4/15/08	1,641,591
BB-	1,500		Republic of Turkey, 12.00%, 12/15/08	1,826,250
B	4,143		Republic of Venezuela, 2.063%, 3/31/07	4,132,293
			Ukraine,
B+	4,500	(2)	5.33%, 8/05/09	4,538,745
B+	3,500	(2)	6.875%, 3/04/11	3,430,000
Baa2	3,000		United Mexican States, 2.753%, 1/13/09	3,025,500

			Total Foreign Government Bonds	92,103,976

			Total Long-Term Investments (cost $448,448,588)	449,287,548

			SHORT-TERM INVESTMENTS—5.0%

22,100	Federal Home Loan Mortgage Corp., Discount Notes, 1.60%, 10/05/04 (cost $22,096,071)	22,096,071

	Total investments—107.0% (cost $470,544,659)	471,383,619
	Liabilities in excess of other assets—(7.0)%	(30,868,186)

	Net Assets—100%	$440,515,433

(1)
Using the higher of Standard & Poor's, Moody's Investors Service or Fitch Ratings rating.

(2)
Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of September 30, 2004, the Trust held 5.1% of its net assets, with a current market value of $22,357,963, in securities restricted as to resale.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

        BlackRock Global Floating Rate Income Trust (the "Trust") is organized as a Delaware statutory trust. The Trust was organized on April 20, 2004. They had no transactions until July 12, 2004, when the Trust sold 6,021 common shares for $115,001 to BlackRock Funding, Inc. Investment operations commenced on August 30, 2004. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.

        The following is a summary of significant accounting policies followed by the Trust.

        Securities Valuation:    The Trust values most of its investments on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust's Board of Trustees (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, market transactions in comparable investments, and various relationships between investments, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Short-term securities may be valued at amortized cost. Any investments or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust's Board.

        Investments Transactions and Investment Income:    Investments transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and/or accretes discount on securities purchased using the interest method.

        Bank Loans:    In the process of buying, selling and holding bank loans, the Trust may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Trust buys a bank loan it may receive a facility fee and when it sells a bank loan it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a bank loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a bank loan by a borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

        Segregation:    In cases in which the Investment Company Act of 1940, as amended, and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain investments (e.g., when-issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

        Federal Income Taxes:    It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. Therefore, no Federal income tax provisions are required.

        Dividends and Distributions:    The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

        Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

        Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan:    Under the deferred compensation plan approved by the Trust's Board, non-interested Trustees are required to defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other BlackRock closed-end Trusts selected by the Trustees. This has the same economic effect for the Trustees as if the Trustees had invested the deferred amounts in such Trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those Trusts selected by the Trustees in order to match its deferred compensation obligations.

Note 2. Agreements

        The Trust has an Investment Management Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority owned subsidiary of The PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

        The Trust's investment advisory fee paid to the Advisor is computed weekly and payable monthly based on an annual rate equal to 0.75% of the Trust's average weekly-managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The Advisor has voluntarily agreed to waive a portion of the investment advisory fee in the amount of 0.20% of the average weekly value of the Trust's managed assets for the first five years of the Trust's operations (through August 31, 2009), and for a declining amount for an additional three years (through August 31, 2012).

        Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

        Pursuant to the terms of the custody agreement, the Trust received earnings credits from its custodian for positive cash balances maintained, which are used to offset custody fees.

Note 3. Portfolio Securities

        Purchases and sales of investment securities, other than short-term investments, for the period ended September 30, 2004, aggregated $452,242,016 and $630,333 respectively.

        The Federal income tax cost basis of the Trust's investments at September 30, 2004, was $470,544,659 and accordingly, net unrealized appreciation was $838,960.

Note 4. Capital

        There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for the Trust. The Trust may classify or reclassify any unissued common shares into one or more series of Auction Market Preferred Shares ("preferred shares"). Of the 23,006,021 common shares outstanding as of September 30, 2004, BlackRock Funding, Inc. owned 6,021 shares.

        Transactions in common shares of beneficial interest for the period August 30, 2004 (commencement of investment operations) to September 30, 2004, were as follows:

Shares Issued in connection with initial public offering	23,006,021

Net increase in shares outstanding	23,006,021

        Offering costs of $905,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

Note 5. Dividends

        Subsequent to September 30, 2004, the Trust's Board declared dividend from undistributed earnings of $0.0933 per common shares payable October 29, 2004, to shareholders of record on October 15, 2004.

Note 6. Subsequent Event

        On October 8, 2004, the underwriters exercised the over-allotment option for 475,000 shares. The offering cost in connection with the over-allotment option was $19,000.

APPENDIX A

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST

STATEMENT OF PREFERENCES OF

AUCTION PREFERRED SHARES

("APS")

        BLACKROCK GLOBAL FLOATING RATE INCOME TRUST, a Delaware statutory trust (the "Trust"), certifies that:

        First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article VI of the Trust's Agreement and Declaration of Trust, (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Trust's authorized APS, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

        Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of APS now or hereafter described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of APS, and shares of all such series being referred to collectively as APS).

DEFINITIONS

        Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        (1)   "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 6 of Part I of this Statement.

        (2)   "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

        (3)   "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

        (4)   "ALL HOLD RATE" means 80% of the LIBOR Rate.

        (5)   "ANNUAL VALUATION DATE" shall mean the last Business Day of December of each year, commencing on the date set forth in Section 6 of Appendix A hereto.

        (6)   "APPLICABLE PERCENTAGE" means the percentage determined based on the credit rating assigned to the series of APS on such date by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) as follows:

CREDIT RATINGS
MOODY'S	S&P	APPLICABLE PERCENTAGE
Aaa	AAA	125%
Aa3 to Aa1	AA- to AA+	150%
A3 to A1	A- to A+	200%
Baa3 to Baa1	BBB- to BBB+	250%
Ba1 and lower	BB+ and lower	300%

        For purposes of this definition, the "prevailing rating" of shares of a series of Preferred Shares shall be (i) If not Aaa/AAA, Aa3/AA- or higher if such shares have a rating of Aa3 or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not Aa3/AA- or higher, the A3/A- if such shares have a rating of A3 or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not Aa3/AA- or higher or A3/A- then Baa3/BBB- if such shares have a rating of Baa3 or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below.

        The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable either Moody's or S&P to provide a rating for each series of APS. If neither Moody's nor S&P shall make such a rating available, the Trust shall select another Rating Agency to act as a substitute Rating Agency.

        (7)   "APPLICABLE RATE" shall have the meaning specified in subparagraph (e) of Section 2 of Part II of this Statement.

        (8)   "APPLICABLE SPREAD" shall mean:

CREDIT RATINGS
APPLICABLE SPREAD
MOODY'S	S&P
Aaa	AAA	125 bps
Aa3 to Aa1	AA- to AA+	150 bps
A3 to A1	A- to A+	200 bps
Baa3 to Baa1	BBB- to BBB+	250 bps
Ba1 and lower	BB+ and lower	300 bps

        (9)   "APPLICABLE SPREAD OVER THE REFERENCE RATE" shall mean the rate equaling the sum of the Applicable Spread plus the Reference Rate.

        (10) "APS" shall have the meaning set forth on the first page of this Statement.

        (11) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

        (12) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of APS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

        (13) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 5 of Part II of this Statement.

        (14) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

        (15) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

        (16) "AVAILABLE APS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

        (17) "BENEFICIAL OWNER," with respect to shares of a series of APS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

        (18) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (19) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

        (20) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

        (21) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

        (22) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

        (23) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

        (24) "CODE" means the Internal Revenue Code of 1986, as amended.

        (25) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.001 per share, of the Trust.

        (26) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

        (27) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of APS, shall mean the date on which the Trust initially issued such shares.

        (28) "DECLARATION" shall have the meaning specified in the First paragraph of this Statement.

        (29) "DEPOSIT SECURITIES" means cash and any obligations or securities, including Short Term Money Market Instruments, rated at least A (having a remaining maturity of 12 months or less), rated A-1+ or SP-1+ by S&P.

        (30) "DISCOUNT FACTOR" means the Moody's Discount Factor (if Moody's is then rating the APS), S&P Discount Factor (if S&P is then rating the APS) or the discount factor established by any Other Rating Agency which is then rating the APS and which so requires, whichever is applicable.

        (31) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the lesser of the Market Value or the par value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor, and (ii) with respect to a S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor.

        (32) "DIVIDEND PAYMENT DATE," with respect to shares of a series of APS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

        (33) "DIVIDEND PERIOD," with respect to shares of a series of APS, shall mean the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.

        (34) "ELIGIBLE ASSETS" means Moody's Eligible Assets or S&P Eligible Assets (if Moody's or S&P are then rating the APS at the Trust's request) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the APS, whichever is applicable.

        (35) "EXISTING HOLDER," with respect to shares of a series of APS, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

        (36) "FAILURE TO DEPOSIT," with respect to shares of a series of APS, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of APS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (37) "FITCH" means Fitch Ratings and its successors at law.

        (38) "HOLDER," with respect to shares of a series of APS, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

        (39) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (40) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

        (41) "INITIAL RATE PERIOD," with respect to shares of a series of APS, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

        (42) "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

        (43) "INVESTMENT COMPANY ACT CURE DATE," with respect to the failure by the Trust to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

        (44) "INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding APS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

        (45) "LATE CHARGE" shall have the meaning specified in subparagraph (e) (i) (B) of Section 2 of Part I of this Statement.

        (46) "LIBOR" means the London Interbank Offered Rate.

        (47) "LIBOR DEALERS" means UBS Securities LLC and such other dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

        (48) "LIBOR RATE" means on any Auction Date (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of

11:00 a.m., London Time, on the date that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean for the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Trust's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Trust's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Trust to provide such rate or rates not being supplied by the LIBOR Dealer; provided, further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 days or more, but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 days or more, but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 days or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 days or more, but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 days or more, but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 days or more, but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 days or more, but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 days or more, but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 days or more, but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 days or more, but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 days or more, but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 days or more, but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 days or more, but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

        (49) "LIQUIDATION PREFERENCE," with respect to a given number of APS, means $25,000 times that number.

        (50) "LONDON BUSINESS DAY" means any day on which commercial banks are generally open for business in London.

        (51) "MARKET VALUE" shall mean the fair market value of an asset of the Trust as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service or dealer when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

        (52) "MAXIMUM RATE," for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread Over the Reference Rate. The Applicable Percentage will be determined based on the credit rating assigned on such date to such shares by S&P and Moody's (or if S&P or Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:

CREDIT RATINGS
MOODY'S	S&P	APPLICABLE PERCENTAGE OF THE REFERENCE RATE	APPLICABLE SPREAD
Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Ba1 and lower	BB+ and lower	300%	300 bps

        Assuming the Trust maintains an AAA/Aaa rating on the APS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:

REFERENCE RATE	MAXIMUM APPLICABLE RATE USING THE APPLICABLE PERCENTAGE OF THE REFERENCE RATE	MAXIMUM APPLICABLE RATE USING THE APPLICABLE SPREAD OVER THE REFERENCE RATE	METHOD USED TO DETERMINE THE MAXIMUM APPLICABLE RATE
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

        The Trust shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for each series of APS. If S&P or Moody's shall not make such a rating available, BlackRock Advisors, Inc. or its affiliates and successors, after consultation with the Trust and the Broker-Dealers, shall select a nationally recognized statistical rating organization to act as an Other Rating Agency.

        (53) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

        (54) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

        (55) "MOODY'S DISCOUNT FACTOR" shall have the meaning set forth in Section 4 of Appendix A hereto.

        (56) "MOODY'S ELIGIBLE ASSET" shall have the meaning set forth in Section 4 of Appendix A hereto.

        (57) "MOODY'S INDUSTRY CLASSIFICATION" shall have the meaning set forth in Section 4 of Appendix A hereto.

        (58) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of APS pursuant to paragraph (c) of Section 10 of Part I of this Statement.

        (59) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of APS pursuant to subparagraph (d)(i) of Section 3 of Part I of this Statement.

        (60) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (61) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of APS, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

        (62) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        (63) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of APS, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

        (64) "POTENTIAL HOLDER" means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

        (65) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of APS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the APS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the APS outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the APS outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 3(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the APS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the APS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate) or other rate or rates, as the case may be in respect of those days; (D) the amount of any indebtedness or obligations of the Trust senior in right of payment to the APS; (E) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the face value of cash, short-term securities rated A-1 or SP-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i)(E) become payable, any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(E).

        (66) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 6 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

        (67) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Trust which sets forth, as of the Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

        (68) "PRICING SERVICE" means any pricing service designated by the Board of Trustees of the Trust and confirmed by Moody's or S&P, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discount Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

        (69) "RATE PERIOD," with respect to shares of a series of APS, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

        (70) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 3 of Part I of this Statement.

        (71) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 10 of Part I of this Statement.

        (72) "REFERENCE BANKS" means four major banks in the London interbank market selected by UBS Securities LLC or its affiliates or successors or such other party as the Trust may from time to tome appoint.

        (73) "REFERENCE RATE" means (i) with respect to a Rate Period having 364 or fewer days, the applicable LIBOR Rate and (ii) with respect to a Rate Period having 365 or more days, the applicable U.S. Treasury Note Rate.

        (74) "S&P" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, and its successors.

        (75) "S&P DISCOUNT FACTOR" shall have the meaning specified in Section 4 of Appendix A hereto.

        (76) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.

        (77) "S&P EXPOSURE PERIOD" shall have the meaning specified in Section 4 of Appendix A.

        (78) "S&P INDUSTRY CLASSIFICATIONS" shall have the meaning set forth in Section 4 of Appendix A hereto.

        (79) "S&P LOAN CATEGORY" shall have the meaning set forth in Appendix A hereto.

        (80) "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

        (81) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

        (82) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (83) "SPECIAL RATE PERIOD," with respect to shares of a series of APS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

        (84) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 10 of Part I of this Statement.

        (85) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        (86) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (87) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (88) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (89) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (90) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of APS, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

        (91) "SUBSTITUTE LIBOR DEALER" shall mean any dealer selected by the Trust; provided, however, that none of such entities shall be a LIBOR Dealer.

        (92) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" any U.S. Government securities dealer selected by the Trust as to which Moody's, S&P, or any Other Rating Agency then rating the APS shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

        (93) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

        (94) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

        (95) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

        (96) "TRUST" shall mean the entity named on the first page of this statement, which is the issuer of the APS.

        (97) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government securities dealer selected by the Trust as to which Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

        (98) "U.S. TREASURY NOTE RATE" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three U.S. Government Securities Dealers.

        (99) "VALUATION DATE" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, each Thursday that is a Business Day, or for any Thursday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issuance.

        (100) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 4 of Part I of this Statement.

        (101) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

PART I.

1.    Number of Authorized Shares.

        The number of authorized shares constituting a series of the APS shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2.    Dividends.

          (a)   Ranking.    The shares of a series of the APS shall rank on a parity with each other, with shares of any other series of the APS and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

          (b)   Cumulative Cash Dividends.    The Holders of any series of APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on APS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

          (c)   Dividends Cumulative From Date of Original Issue.    Dividends on any series of APS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

          (d)   Dividend Payment Dates and Adjustment Thereof.    The Dividend Payment Dates with respect to shares of a series of APS shall be as set forth with respect to shares of such series in Section 7 of Appendix A hereto; provided, however, that:

            (i)    if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

            (ii)   notwithstanding Section 7 of Appendix A hereto, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of APS consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 3 of this Part I.

          (e)   Dividend Rates and Calculation of Dividends.

            (i)    Dividend Rates.    The dividend rate on APS of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation as to Series" in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

              (A)  an Auction for any such Subsequent Rate Period is not held for any reason other than as described below and in Section 8 of Part II, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

              (B)  any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 10 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

              (C)  any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent

      Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event S&P is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BBB-); or

              (D)  any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event S&P is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event S&P is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BBB-) (the rate per annum at which dividends are payable on shares of a series of APS for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

            (ii)   Calculation of Dividends.    The amount of dividends per share payable on shares of a series of APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360 and applying the rate obtained against $25,000.

          (f)    Curing a Failure to Deposit.    A Failure to Deposit with respect to shares of a series of APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of APS when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (g)   Dividend Payments by Trust to Auction Agent.    The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of APS, an aggregate amount of same day funds, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

          (h)   Auction Agent as Trustee of Dividend Payments by Trust.    All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law and upon written request be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

          (i)    Dividends Paid to Holders.    Each dividend on APS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

          (j)    Dividends Credited Against Earliest Accumulated but Unpaid Dividends.    Any dividend payment made on APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.    Designation of Special Rate Periods.

          (a)   Length of and Preconditions for Special Rate Period.    The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of APS as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 3 (a "Special Rate Period"); provided, however, that such Special Rate Period may consist of a number of Rate Period Days not evenly divisible by seven if all shares of such series of APS are to be redeemed at the end of such Special Rate Period. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 3, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section 10 of this Part I with respect to any shares of such series, the Trust has available liquid securities equal to the Redemption Price. In the event the Trust wishes to designate any succeeding

  Subsequent Rate Period for shares of a series of APS as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating such series) with such documents as it may request.

          (b)   Adjustment of Length of Special Rate Period.    If the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day in the case of a series of APS designated as "Series T7 APS" in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day.

          (c)   Notice of Proposed Special Rate Period.    If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of APS as a Special Rate Period pursuant to paragraph (a) of this Section 3, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

          (d)   Notice of Special Rate Period.    No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of APS as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

            (i)    a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason, (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (3) full cumulative dividends and any amounts due with respect to redemptions have not been paid in full as of such Auction Date, or (4) the Trust does not receive confirmation from Moody's (if Moody's is then rating the APS) or S&P (if S&P is then rating the APS) that the proposed Special Rate Period will not affect such rating agency's then current rating on the APS, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period); or (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

          (e)   Failure to Deliver Notice of Special Rate Period.    If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 3 (and, in the case of the notice described in subparagraph (d)(i) of this Section 3, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 3. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 3, the Trust will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

4.    Voting Rights.

          (a)   One Vote Per Share of APS. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of APS shall be entitled to one vote for each share of APS held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the APS, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding preferred shares, including the APS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each of the APS entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and APS voting together as a single class, shall elect the balance of the trustees.

          (b)   Voting For Additional Trustees.

            (i)    Voting Period.    Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

              (A)  if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding APS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

              (B)  if at any time holders of preferred shares, including the APS, are entitled under the Investment Company Act to elect a majority of the trustees of the Trust.

        Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

            (ii)   Notice of Special Meeting.    As soon as practicable after the accrual of any right of the holders of preferred shares, including the APS, to elect additional trustees as described in subparagraph (b)(i) of this Section 4, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the APS, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

            (iii)  Terms of Office of Existing Trustees.    The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and APS, shall constitute the duly elected trustees of the Trust.

            (iv)  Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period.    Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other APS pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

          (c)   Holders of APS to Vote on Certain Other Matters.

            (i)    Increases in Capitalization.    So long as any APS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of APS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of APS or classes or series of other preferred shares ranking on a parity with APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody's or S&P is not then rating the APS, the aggregate liquidation preference of all preferred shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 8 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such APS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of APS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of APS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the APS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would materially and adversely affect the rights of one or more series (the "Affected Series") of APS in a manner different from any other series of APS, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

            (ii)   Investment Company Act Matters.    Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a "majority of the outstanding preferred shares" at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding preferred shares," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding preferred shares," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding preferred shares "means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of preferred shares is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) of the results of such vote.

          (d)   Board May Take Certain Actions Without Shareholder Approval.    The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of APS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or S&P (such confirmation being required to be obtained only in the event Moody's or S&P is rating the APS and in no event being required to be obtained from S&P in the case of the definitions of (x) Deposit Securities and Discounted Value as such terms apply to Moody's Eligible Assets and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period, Moody's General Portfolio Requirements, Moody's Industry Classification and Moody's Loan Category and in no event being required to be obtained from Moody's in the case of the definitions of (x) Discounted Value as such term applies to S&P Eligible Assets, and (y) S&P Discount Factor, S&P Exposure Period, S&P Eligible Asset, S&P Industry Classifications and S&P Loan Category) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the APS:

Deposit Securities	Preferred Shares Basic Maintenance
Discounted Value	Cure Date
Escrowed Bonds	Preferred Shares Basic Maintenance
Market Value	Report
S&P Discount Factor	Annual Valuation Date
S&P Eligible Asset	Moody's Discount Factor
S&P Exposure Period	Moody's Eligible Asset
S&P Industry Classifications	Moody's Exposure Period
S&P Loan Category	Moody's General Portfolio
1940 Act Cure Date	Requirements
1940 Act Preferred Asset Coverage	Moody's Loan Category
Preferred Shares Basic Maintenance Amount	Moody's Industry Classification
Valuation Date

          (e)   Voting Rights Set Forth Herein Are Sole Voting Rights.    Unless otherwise required by law, the Holders of APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

          (f)    No Preemptive Rights Or Cumulative Voting.    The Holders of APS shall have no preemptive rights or rights to cumulative voting.

          (g)   Voting For Trustees Sole Remedy For Trust's Failure To Pay Dividends.    In the event that the Trust fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

          (h)   Holders Entitled To Vote.    For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any APS and no APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 10 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No APS held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.    Investment Company Act Preferred Shares Asset Coverage.

        The Trust shall maintain, as of the last Business Day of each month in which any APS are outstanding, the Investment Company Act Preferred Shares Asset Coverage.

6.    Preferred Shares Basic Maintenance Amount.

          (a)   So long as APS are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregated Discounted Value equal to or greater than the Preferred Share Basic Amount (if Moody's is then rating the APS); and (ii) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the APS).

          (b)   On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS), a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) as of any Annual Valuation Date, in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

          (c)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to an Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to

  Moody's (if Moody's is then rating the APS), S&P (if S&P is then rating the APS), and the Auction Agent (if either Moody's or S&P is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Annual Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust determined in accordance with this Statement whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report), Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (iv) with respect to such confirmation to Moody's and S&P, that the Trust has satisfied the requirements of Section 9 of Appendix A to this Statement (such information is herein called the "Accountant's Confirmation").

          (d)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the APS), S&P (if S&P is then rating the APS), and the Auction Agent (if either Moody's or S&P is then rating the APS) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

          (e)   If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the APS) or S&P Eligible Assets (if S&P is then rating the APS), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the APS Basic Maintenance Report to Moody's (if Moody's is then rating the APS), S&P (if S&P is then rating the APS), and the Auction Agent (if either Moody's or S&P is then rating the APS) promptly following receipt by the Trust of such Accountant's Confirmation.

          (f)    On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any APS, the Trust shall complete and deliver to Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the APS) and to S&P (if S&P is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report.

          (g)   On or before 5:00 p.m., New York City time, on the third Business Day after any of (i) the Trust shall have redeemed Common Shares (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the S&P Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 110%, or (iii) whenever requested by Moody's (if Moody's is then rating the APS) or S&P (if S&P is then rating the APS), the Trust shall complete and deliver to Moody's (if Moody's is then rating the APS) or S&P (if S&P is then rating the APS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.    Reserved.

8.    Restrictions on Dividends and Other Distributions.

          (a)   Dividends on Shares Other than the APS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the APS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the APS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with APS shall be declared pro rata so that the amount of dividends declared per share on APS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of APS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

          (b)   Dividends and Other Distributions with Respect to Common Shares Under the Investment Company Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

          (c)   Other Restrictions on Dividends and Other Distributions. For so long as any APS are outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (c) of Section 11 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and, (ii) the Trust has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) would at least equal the Preferred Shares Basic Maintenance Amount.

9.    Rating Agency Restrictions.

        Except as expressly permitted in Section 11 of Appendix A hereto or as otherwise permitted by the then-current guidelines of Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS), for so long as any APS are outstanding and Moody's or S&P or both is rating such shares, the Trust will not, unless it has received written confirmation from Moody's or S&P or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

          (a)   buy or sell futures or write put or call options;

          (b)   borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

          (c)   issue additional shares of any series of APS or any class or series of shares ranking prior to or on a parity with APS with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Trust, or reissue any APS previously purchased or redeemed by the Trust;

          (d)   engage in any short sales of securities which are not covered short sales;

          (e)   lend securities;

          (f)    merge or consolidate into or with any other corporation;

          (g)   change the pricing service (currently FT Interactive Data Corporation) referred to in the definition of Market Value;

          (h)   enter into reverse repurchase agreements; or

          (i)    engage in interest rate swaps, caps and floors, except that the Trust may, without obtaining the written consent described above, engage in swaps, caps and floors if: (i) the unsecured senior debt or claims paying ability of the counterparty to the swap, cap or floor is rated A- or A-1 or better by S&P and A2 or P-1 or better by Moody's; (ii) the swap, collar or floor is marked-to-market daily by the counterparty; (iii) a swap, collar or floor that is "in the money" is valued at 90% of the accrued net excess of the Trust's entitlements under such instrument over its obligations under such instrument for purposes of calculating the Discounted Value of S&P Eligible Assets (if S&P is then rating the APS) and the Discounted Value of the Moody's Eligible Assets (if Moody's is then rating the APS); (iv) for swaps, caps and floors that are "out of the money", 100% of any accrued net excess of the Trust's obligations under such instrument over its entitlements under such instrument, which excess is included as a liability of the Trust for the purposes of calculating the Discounted Value of S&P Eligible Assets (if S&P is then rating the Preferred Shares) and the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares); (v) the swap, cap or floor will be terminated if the Trust fails to maintain S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the Preferred Shares) and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares) on any two consecutive Valuation Dates; and (vi) the Trust provides S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) subsequent notice of entering into the swap, cap or floor.

        In the event any APS are outstanding and another rating agency is rating such shares in addition to or in lieu of Moody's or S&P, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or S&P.

10.    Redemption.

          (a)   Optional Redemption.

            (i)    Subject to the provisions of subparagraph (v) of this paragraph (a), APS of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of APS may not be redeemed in part if after such partial redemption fewer than 300 shares of such series remain outstanding; (2) unless otherwise provided in Section 9 of Appendix A hereto, shares of a series of APS are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of APS, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified in such notice ("Special Redemption Provisions").

            (ii)   A Notice of Special Rate Period relating to shares of a series of APS for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.

            (iii)  If fewer than all of the outstanding shares of a series of APS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

            (iv)  Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of APS may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

            (v)   The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Trust has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of APS by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

          (b)   Mandatory Redemption.    The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the APS, if the Trust fails to have either Moody's Eligible Assets or S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the APS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of (i) the minimum number of APS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets and S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of APS and other preferred shares the redemption or retirement of which would have had such result, all APS and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the APS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among APS and other preferred shares (and, then, pro rata among each series of APS) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 22 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the APS and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 22 days after such Cure Date, the Trust shall redeem those APS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of APS are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

          (c)   Notice of Redemption.    If the Trust shall determine or be required to redeem shares of a series of APS pursuant to paragraph (a) or (b) of this Section 10, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees (ii) to Moody's, if Moody's is then rating the APS and to S&P, if S&P is then rating the APS. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption and (iii) to the Auction Agent. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of APS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) that the holders of any shares of a series of APS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 10 under which such redemption is made. If fewer than all shares of a series of APS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 10 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (d)   No Redemption Under Certain Circumstances.    Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of a series of APS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

          (e)   Absence of Funds Available for Redemption.    To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed APS for which a Notice of Redemption has been mailed, dividends may be declared and paid on APS and shall include those APS for which a Notice of Redemption has been mailed.

          (f)    Auction Agent as Trustee of Redemption Payments by Trust.    All moneys paid to the Auction Agent for payment of the Redemption Price of APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

          (g)   Shares for Which Notice of Redemption Has Been Given Are no Longer Outstanding.    Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 10, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the APS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of APS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of APS so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

          (h)   Compliance with Applicable Law.    In effecting any redemption pursuant to this Section 10, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

          (i)    Only Whole APS May Be Redeemed.    In the case of any redemption pursuant to this Section 10, only whole APS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

          (j)    Modification of Redemption Procedures.    Notwithstanding any of the foregoing provisions of this Section 10, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of APS, and (ii) the Trust receives written notice from Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such modification would not impair the ratings assigned by Moody's and S&P to shares of APS.

11.    Liquidation Rights

          (a)   Ranking.    The shares of a series of APS shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of APS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

          (b)   Distributions Upon Liquidation.    Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of APS then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Trust. After the payment to the Holders of the APS of the full preferential amounts provided for in this paragraph (b), the Holders of APS as such shall have no right or claim to any of the remaining assets of the Trust.

          (c)   Pro Rata Distributions.    In the event the assets of the Trust available for distribution to the Holders of APS upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 11, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up, unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          (d)   Rights of Junior Shares.    Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the APS as provided in paragraph (b) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

          (e)   Certain Events Not Constituting Liquidation.    Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.    Miscellaneous.

          (a)   Amendment of Appendix A to Add Additional Series.    Subject to the provisions of paragraph (c) of Section 9 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of APS or additional shares of a series of APS (and terms relating thereto) to the series and APS theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this statement.

          (b)   Appendix A Incorporated by Reference.    Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

          (c)   No Fractional Shares.    No fractional shares of APS shall be issued.

          (d)   Status of APS Redeemed, Exchanged or Other Wise Acquired by the Trust.    APS which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.

          (e)   Board May Resolve Ambiguities.    To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of APS prior to the issuance of shares of such series.

          (f)    Headings Not Determinative.    The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

          (g)   Notices.    All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

PART II.

1.     Orders.

        (a)   Prior to the Submission Deadline on each Auction Date for shares of a series of APS:

          (i)    each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

            (A)  the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

            (B)  the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

            (C)  the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

          (ii)   one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

        (b)   (i)    A Bid by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

          (A)  the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

          (B)  such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

          (C)  the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

          (ii)   A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A)  the number of Outstanding shares of such series specified in such Sell Order; or

            (B)  such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of APS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

          (iii)  A Bid by a Potential Beneficial Owner or a Potential Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

            (A)  the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

            (B)  such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

        (c)   No Order for any number of APS other than whole shares shall be valid.

        (d)   A Bid by a Potential Beneficial Owner or a Potential Holder specifying a rate higher than the Maximum Rate for APS on the Auction Date will not be accepted.

2.     Submission of Orders by Broker-Dealers to Auction Agent.

        (a)   Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for APS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

          (i)    the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

          (ii)   the aggregate number of shares of such series that are the subject of such Order;

          (iii)  to the extent that such Bidder is an Existing Holder of shares of such series:

            (A)  the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

            (B)  the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

            (C)  the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

          (iv)  to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

        (b)   If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

        (c)   If an Order or Orders covering all of the outstanding APS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

        (d)   If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding APS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

          (i)    all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

          (ii)   (A)    any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

          (B)  subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

          (C)  subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

          (D)  in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii)  all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

        (e)   If more than one Bid for one or more shares of a series of APS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

        (f)    Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3.     Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate.

        (a)   Not earlier than the Submission Deadline on each Auction Date for shares of a series of APS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

          (i)    the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS" of such series);

          (ii)   from the Submitted Orders for shares of such series whether:

            (A)  the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series exceeds or is equal to the sum of:

            (B)  the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

            (C)  the number of Outstanding shares of such series subject to Submitted Sell Orders in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

          (iii)  if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

            (A)  (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

            (B)  (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS of such series.

        (b)   Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of APS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

          (i)    if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

          (ii)   if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

          (iii)  if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the All Hold Rate.

4.     Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

        Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a)   If Sufficient Clearing Bids for shares of a series of APS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

            (i)    Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

            (ii)   Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

            (iii)  Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

            (iv)  each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold APS subject to such Submitted Bid, but only in an amount equal to the number of APS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

            (v)   each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

          (b)   If Sufficient Clearing Bids for shares of a series of APS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

            (i)    Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

            (ii)   Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

            (iii)  Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

          (c)   If all of the Outstanding shares of a series of APS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

          (d)   If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole APS.

          (e)   If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate APS of such series for purchase among Potential Holders so that only whole shares of APS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing APS of such series on such Auction Date.

          (f)    Based on the results of each Auction for shares of a series of APS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, APS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of APS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of APS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (g)   Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver APS of any series or to pay for APS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.     Auction Agent.

        For so long as any APS are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any APS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of APS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of APS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

6.     Transfer of APS.

        Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

7.     Global Certificate.

        Prior to the commencement of a Voting Period, (i) all of the shares of a series of APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of APS shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

8.     Force Majeure.

        (a)   Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an "act of God," natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Dividend Rate determined on the previous Dividend Date, provided that, if the affected Dividend Period is a Special Rate Period, the next Rate Period shall be a Minimum Rate Period and the Applicable Rate shall be 80% of the Reference Rate applicable to such Minimum Rate Period.

        (b)   Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

          (i)    the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii)   the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii)  the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

        IN WITNESS WHEREOF, BLACKROCK GLOBAL FLOATING RATE INCOME TRUST, has caused these presents to be signed as of October 21, 2004 in its name and on its behalf by its Vice President and attested by its Secretary. Said officers of the Trust have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Trust, individually, but are binding only upon the assets and property of the Trust.

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
By:	/s/ ROBERT S. KAPITO
Name: Robert S. Kapito Title: President
ATTEST:
By:	/s/ VINCENT TRITTO
Name: Vincent Tritto Title: Secretary

October 21, 2004

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST

APPENDIX A

SECTION 1

Designation as to Series.

        SERIES T7: A series of 3,246 APS, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series T7." Each of the 3,246 shares of Series T7 APS issued on October 26, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of October 26, 2004; have an Applicable Rate for its Initial Rate Period equal to 1.90% per annum; have an initial Dividend Payment Date of November 3, 2004, and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to APS of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series T7 APS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series T7 APS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to APS of the Trust, as set forth in Part I and Part II of this Statement. The Series T7 APS shall constitute a separate series of APS of the Trust, and each share of Series T7 APS shall be identical except as provided in Section 11 of Part I of this statement.

        SERIES W7: A series of 3,246 APS, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series W7." Each of the 3,246 shares of Series W7 APS issued on October 26, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of october 26, 2004; have an Applicable Rate for its Initial Rate Period equal to 1.90% per annum; have an initial Dividend Payment Date of November 4, 2004, and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to APS of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series W7 APS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series W7 APS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to APS of the Trust, as set forth in Part I and Part II of this Statement. The Series W7 APS shall constitute a separate series of APS of the Trust, and each share of Series W7 APS shall be identical except as provided in Section 11 of Part I of this statement.

        SERIES R7: A series of 3,246 APS, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series R7." Each of the 3,246 shares of Series R7 APS issued on October 26, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of october 26, 2004; have an Applicable Rate for its Initial Rate Period equal to 1.90% per annum; have an initial Dividend Payment Date of November 5, 2004, and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to APS of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series R7 APS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series R7 APS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to APS of the Trust, as set forth in Part I and Part II of this Statement. The Series R7 APS shall constitute a separate series of APS of the Trust, and each share of Series R7 APS shall be identical except as provided in Section 11 of Part I of this statement.

SECTION 2

Number of Authorized Shares Per Series.

        The number of authorized shares constituting Series T7 APS is 6,027.

        The number of authorized shares constituting Series W7 APS is 6,027.

        The number of authorized shares constituting Series R7 APS is 6,027.

SECTION 3

Exceptions to Certain Definitions.

        Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

        Not applicable.

SECTION 4

Certain Definitions.

        For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        "APPROVED PRICE" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Trust receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

        "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria or, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating by S&P, are not rated by S&P but have been determined to be legally defeased by another Rating Agency or have been determined to be economically defeased by another Rating Agency and assigned a rating from such Rating Agency.

        "INVERSE FLOATER" shall mean trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as S&P Eligible Assets, the interest rates on which are adjusted at short-term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating instruments have only one reset remaining until maturity. Inverse Floaters that are leveraged do not qualify as S&P Eligible Assets. Inverse Floaters are not subject to issuance size requirements in order to qualify as S&P Eligible Assets.

        "MOODY'S DISCOUNT FACTOR" means for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

  (i)
  Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

Moody's rating(1)
Term to Maturity(2)	Aaa	Aa	A	Baa	Ba	B	Below B & Unrated
1 year or less	109	112	115	118	137	150	250
2 years or less (but longer than 1 year)	115	118	122	125	146	160	250
3 years or less (but longer than 2 years)	120	123	127	131	153	168	250
4 years or less (but longer than 3 years)	126	129	133	138	161	176	250
5 years or less (but longer than 4 years)	132	135	139	144	168	185	250
7 years or less (but longer than 5 years)	139	143	147	152	179	197	250
10 years or less (but longer than 7 years)	145	150	155	160	189	208	250
15 years or less (but longer than 10 years)	150	155	160	165	196	216	250
20 years or less (but longer than 15 years)	150	155	160	165	196	228	250
30 years or less (but longer than 20 years)	150	155	160	165	196	229	250
Greater than 30 years	165	173	181	189	205	240	250

  (1)
  If a debt security is unrated by Moody's, but rated S&P and/or Fitch the lower rating equivalent will be applied. However, adjustments to the rating may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

  (2)
  For corporate debt securities that do not pay interest (zero-coupon securities) the Moody's Discount Factor determined from the above table shall be multiplied by factor of 1.2.

  (ii)
  Preferred and Common Stock:

	DISCOUNT FACTOR (1)(2)
Common stock and common stock of foreign issuers for which ADRs are traded:
Large Cap(3)			200%
Mid Cap(3)			205%
Small Cap(3)			220%
Common stock of foreign issuers (in existence for at least five years) for which no ADRs are traded			400%
Preferred stock of REITs:
with Senior Implied Moody's (or S&P or Fitch) rating			154%
Without Senior Implied Moody's (or S&P or Fitch) rating			208%
Preferred stock of Other Real Estate Companies:
with Senior Implied Moody's (or S&P or Fitch) rating			208%
Without Senior Implied Moody's (or S&P or Fitch) rating			250%
Preferred Securities of non-real estate companies:
(A) for taxable preferred securities issued by a utility, industrial, financial issuer or other non-real estate related issuers with Moody's or equivalent S&P or Fitch ratings		Aaa	150%
		Aa	155%
		A	160%
		Baa	165%
		Ba	196%
		B	216%
	Less than B,	NR	250%

(1)
A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(2)
A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of a real estate issuer is below $500 million.

(3)
Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.

  (iii)
  Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation Short-Term money market instruments and tender action municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

  (iv)
  Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

  (v)
  Senior Loans: The Moody's Discount Factor applied to Senior Loans shall be the percentage specified in the table below opposite such Moody's Loan Category:

        Bank Loans: The Moody's Discount applied to senior Bank Loans ("Senior Loans") shall be the percentage specified in accordance with the table set forth below (or such lower percentage as Moody's may approve in writing from time to time):

MOODY'S RATING CATEGORY

TYPE OF LOAN	"Aaa–“A" (1)	"Baa" AND "Ba"(1)	"B"(1)	"Caa" AND BELOW (INCLUDING DISTRESSED AND UNRATED)(1)
First Lien Loans:
Senior Loans greater than $250 mm	118%	136%	149%	250%
Non-Senior Loans greater than $250 mm	128%	146%	159%	260%
Loans less than $250 mm	138%	156%	169%	270%
Second Lien Loans:
All	168%	185%	200%	270%

(1)
If a Senior is not rated by any of Moody's, S&P or Fitch, the Fund will use the applicable percentage set forth under the column entitled "Caa' and below (including distressed and unrated)" in the table above. Ratings assigned by S&P and/or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of securities for which the ratings by S&P and/or Fitch do not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings; provided however, that, in a situation where a security is rated "B" (or equivalent) by a given Rating Agency and rated "Caa" (or equivalent) by another Rating Agency, the Fund will use the applicable percentage set forth under the column entitled "B" in the table above.

  (vi)
  Foreign Sovereign Debt: (i) debt denominated in US$

Moody's Sovereign Debt Rating
Term to Maturity(2)	Aaa	Aa	A	Baa	Ba	B	Below B & Unrated
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115	118	122	125	146	160	250
3 years or less (but longer than 2 years)	120	123	127	131	153	168	250
4 years or less (but longer than 3 years)	126	129	133	138	161	176	250
5 years or less (but longer than 4 years)	132	135	139	144	168	185	250
7 years or less (but longer than 5 years)	139	143	147	152	179	197	250
10 years or less (but longer than 7 years)	145	150	155	160	189	208	250
15 years or less (but longer than 10 years)	150	155	160	165	196	216	250
20 years or less (but longer than 15 years)	150	155	160	165	196	228	250
30 years or less (but longer than 20 years)	150	155	160	165	196	229	250
Greater than 30 years	165	173	181	189	205	240	250
    (ii)
    For sovereign debt denominated in non-U.S. currency apply additional Currency Discount Factor:

Foreign Currency	Currency Discount Factor
CAD	107%
EUR	111%
GAB	115%
JPY	116%
AUD	113%
HKD	100%
NZD	114%
NOK	111%
SEK	113%
THB	119%
KRW	121%
    (1)
    If the Funs invests in a security denominated in a currency other than that found in the above table, contact Moody's to obtain the applicable Currency Discount Factor for such security.

  (vii)
  Foreign Non-Sovereign Debt: The Moody's Discount Factor applied to non-sovereign debt obligations will be (A) in the case of a non-sovereign debt obligation denominated in U.S. dollars, 250%, and (B) in the case of a non-U.S. sovereign debt obligation denominated in a foreign currency, 250% multiplied by the Currency Discount Factor for such foreign currency.

"MOODY'S ELIGIBLE ASSET" means:

        (i) Cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A2 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within the Moody's Exposure Period); and receivables for Moody's Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or the equivalent by another Rating Agency or (2) with counterparties having a Moody's Short Term rating of at least P-1 or the equivalent by another Rating Agency;

        (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1 or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the counterparty is rated at least A2 or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated A2 or the equivalent by another Rating Agency and the security matures within one month, (2) is rated A1 or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least Aaa or the equivalent by another Rating Agency and the security matures within six months;

        (iii) U.S. Government Obligations;

        (iv) Rule 144A Securities;

        (v) Senior Loans;

        (vi) U.S. Corporate debt securities if (A) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's, S&P or Fitch; (B) for securities which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's or the equivalent by another Rating Agency and the discount factor will be 250%; (C) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's Adviser acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (D) such securities are not subject to extended settlement.

        Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Trust) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's, S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

        (vii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Trust of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets; and

        (viii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act of 1940, as amended, and other securities or assets not otherwise provided for in this definition, but only upon receipt by the Trust of a letter from Moody's specifying any conditions on including such financial contract or other securities or assets in Moody's Eligible Assets and assuring the Trust that including such financial contract or other securities or assets in the manner so specified would not affect the credit rating assigned by Moody's to the APS.

        Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its adviser, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

        Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

MOODY'S DIVERSIFICATION LIMITATIONS:

        In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

RATINGS(1)	MAXIMUM SINGLE ISSUER(2),(3)	MAXIMUM SINGLE INDUSTRY(3),(4)	MINIMUM ISSUE SIZE ($ IN MILLIONS)(5)
Aaa	100%	100%	$100
Aa	20	60	100
A	10	40	100
CS(6), Baa	6	20	100
Ba	4	12	50	(7)
B1-B2(8)	3	8	50	(7)
B3 or below(8)	2	5	50	(7)

    (1)
    Refers to the securities of the portfolio holding.

    (2)
    Companies subject to common ownership of 25% or more are considered as one issuer.

    (3)
    Percentages represent a portion of the aggregate Market Value of portfolio.

    (4)
    Industries are determined according to Moody's Industry Classifications, as defined herein.

    (5)
    Except for preferred stock, which has a minimum issue size of $50 million, and mortgage pass throughs issued by FNMA, FHLMC or GNMA, which has no minimum issue size.

    (6)
    CS refers to common stock, which is diversified independently from its ratings level.

    (7)
    Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Trust's total assets.

    (8)
    Securities of the portfolio holdings rated B or below by Moody's or the equivalent by another Rating Agency or not rated shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such securities does not exceed 10% of the portfolio Market Value; provided, however, that if the Market Value of such securities exceeds 10% of the portfolio Market Value, a portion of such securities (selected by the Trust) shall not be considered Moody's Eligible Assets, so that the Market Value of such securities (excluding such portion) does not exceed 10% of the portfolio Market Value.

        "MOODY'S EXPOSURE PERIOD" means the period commencing on a given Valuation Date and ending 49 days thereafter.

        "MOODY'S INDUSTRY CLASSIFICATION" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the APS):

  1.
  Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

  2.
  Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

  3.
  Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

  4.
  Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

  5.
  Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

  6.
  Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers

  7.
  Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

  8.
  Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

  9.
  Diversified/Conglomerate Manufacturing

  10.
  Diversified/Conglomerate Service

  11.
  Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

  12.
  Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

  13.
  Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

  14.
  Finance: Investment Brokerage, Leasing, Syndication, Securities

  15.
  Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

  16.
  Grocery: Grocery Stores, Convenience Food Stores

  17.
  Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

  18.
  Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

  19.
  Hotels, Motels, Inns and Gaming

  20.
  Insurance: Life, Property and Casualty, Broker, Agent, Surety

  21.
  Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

  22.
  Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

  23.
  Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

  24.
  Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

  25.
  Personal, Food and Miscellaneous

  26.
  Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

  27.
  Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

  28.
  Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

  29.
  Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

  30.
  Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

  31.
  Personal Transportation: Air, Bus, Rail, Car Rental

  32.
  Utilities: Electric, Water, Hydro Power, Gas

  33.
  Broadcasting and Entertainment: Recording Industry, Motion Exhibition Theaters, Motion Picture Production and Distribution, Radio, T.V., Cable Broadcasting and Broadcasting Equipment

  34.
  Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

        The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Trust considers necessary.

        "MONEY MARKET FUND" is a registered investment company eligible to price its redeemable securities in accordance with Rule 2a-7 under the Investment Company Act.

        "OTHER RATING AGENCY" means any Rating Agency other than S&P or Fitch then providing a rating for the APS pursuant to the request of the Trust.

        "OTHER RATING AGENCY ELIGIBLE ASSETS" means assets of the Trust designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Trust's assets in connection with such Other Rating Agency's rating of APS.

        "PERFORMING" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

        "RATING AGENCY" shall mean a nationally recognized statistical rating organization ("NRSRO").

        "REORGANIZATION BONDS" has the meaning set forth under the definition of "Fitch Eligible Assets."

        "RULE 144A SECURITIES" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment advisor acting pursuant to procedures approved by the Board of Trustees of the Trust.

        "S&P DISCOUNT FACTOR" means, with respect to an S&P Eligible Asset specified below, the following applicable number is the S&P Discount Factor:

TYPE OF S&P ELIGIBLE ASSET	DISCOUNT FACTOR FOR AAA RATING
Public Equity Common Stocks	173.47%
DRD Eligible Preferred Stock with a senior or preferred stock rating of at least BBB	261.89%
Non-DRD Eligible Preferred Stock with a senior or preferred stock rating of at least BBB	173.34%
DRD Eligible Preferred Stock with a senior or preferred stock rating below BBB	266.89%
Non-DRD Eligible Preferred Stock with a senior or preferred stock rating below BBB	179.34%
Un-rated DRD Eligible Preferred Stock	271.89%
Un-rated Non-DRD Eligible Preferred Stock	183.34%
Convertible bonds rated AAA to AAA-	153.56%
Convertible bonds rated AA+ to AA-	160.18%
Convertible bonds rated A+ to A-	166.80%
Convertible bonds rated BBB+ to BBB-	173.42%
Convertible bonds rated BB+ to BB-	180.05%
Convertible bonds rated B+ to B	186.67%
Convertible bonds rated CCC	193.29%
U.S. Short-Term Money Market Investments with maturities of 180 days or less	104.90%
U.S. Short-Term Money Market Investments with maturities of between 181 and 360 days	115.50%

U.S. Government Obligations (52 week Treasury Bills)	102.45%
U.S. Government Obligations (Two-Year Treasury Notes)	104.65%
U.S. Government Obligations (Five-Year Treasury Notes)	111.36%
U.S. Government Obligations (Ten-Year Treasury Notes)	119.19%
U.S. Government Obligations (Thirty-Year Treasury Bonds)	134.28%
Agency Mortgage Collateral (Fixed 15-Year)	135.30%
Agency Mortgage Collateral (Fixed 30-Year)	138.30%
Agency Mortgage Collateral (ARM 1/1)	128.50%
Agency Mortgage Collateral (ARM 3/1)	127.10%
Agency Mortgage Collateral (ARM 5/1)	127.60%
Agency Mortgage Collateral (ARM 10/1)	127.90%
Senior Bank Loans (S&P Loan Category A)	132.90%
Senior Bank Loans (S&P Loan Category B)	140.58%
Senior Bank Loans (S&P Loan Category C)	169.19%
Senior Bank Loans (S&P Loan Category D)	193.36%
Subordinated Bank Loans (S&P Loan Category A)	140.58%
Subordinated Bank Loans (S&P Loan Category B)	169.19%
Subordinated Bank Loans (S&P Loan Category C)	193.36%
Subordinated Bank Loans (S&P Loan Category D)	213.30%
Corporate Bonds rated at least AAA	125.00%
Corporate Bonds rated at least AA+	126.00%
Corporate Bonds rated at least AA	128.00%
Corporate Bonds rated at least AA-	130.00%
Corporate Bonds rated at least A+	131.00%
Corporate Bonds rated at least A	132.00%
Corporate Bonds rated at least A-	133.00%
Corporate Bonds rated at least BBB+	135.00%
Corporate Bonds rated at least BBB	137.00%
Corporate Bonds rated at least BBB-	139.00%
Corporate Bonds rated at least BB+	144.00%
Corporate Bonds rated at least BB	150.00%
Corporate Bonds rated at least BB-	157.00%
Corporate Bonds rated at least B+	171.00%
Corporate Bonds rated at least B	184.00%
Corporate Bonds rated at least B-	199.00%
Corporate Bonds rated at least CCC+	217.00%
Corporate Bonds rated at least CCC	267.00%
Corporate Bonds rated at least CCC-	365.00%
Cash and Cash Equivalents	100%
Municipal Bonds rated AAA	144.10%
Municipal Bonds rated AA	147.10%
Municipal Bonds rated A	150.10%
Municipal Bonds rated BBB	153.10%
Municipal Bonds rated BB	175.10%
Municipal Bonds rated B	195.10%
Municipal Bonds rated CCC	215.10%
Unrated Municipal Bonds	220.00%
Common Stock of REITs and other real estate companies	150.24%
Mortgage Pass-Through Certificates 15-yr	137.40%

Mortgage Pass-Through Certificates 30-yr	140.40%
Mortgage Pass-Through Certificates 1/1	130.70%
Mortgage Pass-Through Certificates 3/1	131.30%
Mortgage Pass-Through Certificates 5/1	131.80%
Mortgage Pass-Through Certificates 10/1	132.10%
Conventional/FHA/VA Mortgages and Whole Loans 15-year	139.80%
Conventional/FHA/VA Mortgages and Whole Loans 30-year	142.90%
Conventional/FHA/VA Mortgages and Whole Loans 1/1	135.40%
Conventional/FHA/VA Mortgages and Whole Loans 3/1	136.50%
Conventional/FHA/VA Mortgages and Whole Loans 5/1	136.60%
Conventional/FHA/VA Mortgages and Whole Loans 10/1	136.70%
Collateralized Mortgage Obligations (WAL less than 5-years)	140.00%
Collateralized Mortgage Obligations (WAL more than 5-years and more than 10-years)	150.00%
FHA-Insured Multifamily Loans	190.00%
ABS (Automobile loans and fixed-rate credit card receivables with WAL less than 5-years)	135.00%
ABS (Automobile loans and fixed-rate credit card receivables with WAL more than 5-yr and less than 10-years)	145.00%
ABS (Floating-rate credit cards)	115.50%

J.P. Morgan Emerging Market Bond Index (EMBI and EMBI+)

Overcollateralization Levels by Transaction Rating & Exposure Period

Desired Transaction Rating

Exposure Period (Business days)	'AAA'	'AA'	'A'	'BBB'
30	1.661	1.551	1.441	1.331

        Notwithstanding the foregoing, the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated A-1 + or SP-1 + by S&P and mature or have a demand feature exercisable within 30 days or less, or 123% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization.

        "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Trust may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the APS. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

        The S&P Discount Factor applied to cash, cash equivalents and demand deposits in an "A-1+" rated institution will be 100%. "A-1+" rated commercial paper, with maturities no greater then 30 calendar days and held instead of cash until maturity is valued at 100%. Securities with next-day maturities invested in "A-1+" rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

        The S&P Discount Factor for shares of unrated affiliated Money Market Funds used as "sweep" vehicles will be 110%. Money Market Funds rated "AAAm" will be discounted at the appropriate level as dictated by the exposure period.

        No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

        Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.

        Receivables that are due in more than five business days of a valuation date qualify as a S&P's-eligible asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

        For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating category lower than the equivalent S&P rating.

        "S&P ELIGIBLE ASSET" means:

        (i)    Deposit Securities;

        (ii)   U.S. Government Obligations and U.S. Government Agencies;

        (iii)  Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions:

          (A)  no more than 10% of the Other Debt may be unrated;

          (B)  the remaining term to maturity of such Other Debt shall not exceed thirty (30) years;

          (C)  and such Other Debt must provide for periodic interest payments in cash over the life of the security;

          (D)  the issuer of such evidences of indebtedness files periodic financial statements with the Commission; provided, however, non-rated evidences of such indebtedness or issuers of Other Debt may not constitute more than 10% of the Trust's Other Debt;

        (iv)  Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

          (A)  such evidence of indebtedness is rated at least CCC by S&P; and

          (B)  if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

        (v)   Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ("Agency Mortgage Collateral"). Agency Mortgage Collateral the following conditions apply:

          (A)  For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

          (B)  Qualifying "large pool" FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ("ARMs") programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

          (C)  FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

          (D)  Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

        (vi)  Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

        (vii) Mortgage-backed Securities.

          (A)  Mortgage Pass-through Certificates are publicly issued instruments rated at least `AA-' by S&P. Pass-throughs backed by pools of convertible adjustable-rate mortgages (ARMs) are discounted at an additional five percentage points above the levels established for pass-throughs backed by fixed or nonconventional ARM pools.

          (B)  Fixed-Rate and Adjustable-rate mortgage collateral (conventional/FHA/VA and Whole Loans) Pool must consist of at least 100 loans each secured by single-family, one-unit, detached primary residence. 25% of the total pool may have an LTV greater than 80% but less than or equal to 90%. 10% may have an original LTV of no greater than 95%. Loans with LTV greater than 80% must have a `AA' rated primary mortgage insurance. 25% may have balances between $400,000 and $600,000, provided the maximum size of any loan is appropriate with respect to the market area of the originator. 10% of the pool may represent condominiums that are four stories or less. High LTVs, high loan balance, and condominiums, in aggregate, should not exceed 35% of the pool.

          (C)  FHAA-Insured Multifamily Loans must have a minimum principal balance of $100,000 and have at least a one-year remaining maturity. The aggregate market value of any one loan may not exceed 5% of the aggregate market value of the portfolio. Such loans should be initially included in minimum blocks of $5 million. Project loans must have at least a 90% occupancy rate at the time the loan is pledged. After 90 days defaulted mortgage loans must be valued at zero. A loan in default should be liquidated or substituted within a 90-day period.

          (D)  Collateralized Mortgage Obligations tranches are publicly issued instruments rated "AAA' by S&P. No more than 25% of the total market value of collateral may be from one private sector issuer.

        (viii) Rule 144A Securities;

        (ix)  Senior Loans,

        The Following levels can be applied to pools of collateral made up in some part of corporate and industrial (C&I) bank loans.

  1.
  These levels are applicable only for transaction in which bank loans consist of part of a diversified pool of collateral (for example, a pool of bank loans, high-yield bonds, Treasuries and cash);

  2.
  These levels can be applied to tern loans only, and are not to be used for revolver or pro-rata tranches;

  3.
  All loans must have initial issue amounts (facility size) of at least $100 million,

  4.
  The minimum accepted holding size (notional amount) of any given loan is at least $5 million,

  5.
  These levels apply to U.S. lenders only; any international loans are excluded; and

  6.
  Pricing requirements, in order of preference are-a Standard & Poor's-approved pricing source, or the lower of two dealer bids.

        (x)   Preferred stocks that satisfy all of the following conditions:

  1.
  The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have an S&P senior rating of at least `BBB-, or the preferred issue must be rated at least BBB-.

  2.
  The issuer—or if the issuer is a special purpose corporation, its parent—is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

  3.
  The collateral pays cash dividends denominated in U.S. dollars.

          4.     Private placements under Rule 144A with registration rights are eligible assets.

          5.     The minimum market capitalization of eligible issuers is $100 million.

        Restrictions for floating-rate preferred stock:

          1.     Holdings must be limited to preferred stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

          2.     The floating-rate preferred stock may not have been subject to a failed auction.

        Restrictions for adjustable—or auction-rate preferred stock:

          1.     The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

        Concentration Limits:

          1.     Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

          2.     Preferred stock rated below B- (including non-rated preferred stock) are limited to no more than 15% of the fair market value of the eligible assets.

          3.     Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB-.

          4.     Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

        (xi)  Common Stocks (including ADRs). Common stocks that satisfy all of the following conditions:

          1.     The issuer can hold no more than the average monthly trading volume over the past year.

          2.     Each stock must have a minimum market capitalization of at least $100 million.

          3.     Restricted stocks (144A securities) or any pink sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.

          4.     The issuer may not hold any equity unless it has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, NASDAQ, and National Market Quotations).

          5.     The collateral is owned by the Trust, or the trustee or collateral agent has a first perfected priority security interest in the collateral. (For S&P's perfection of Security Interest Criteria, see Legal Criteria For Structured Finance Transactions, April 2002).

  Note: Add 20 percentage points to the overcollateralization level for common stock that do not meet the requirement of item number 4 above.

       (xii)  Municipal Obligations. A Municipal Obligation owned by the Trust that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) has an original issuance size of $10 million or greater and any securities with an issuance size of under $10 million must be rated `AA' or better by S&P; or, if not rated by S&P but rated AAA by another nationally recognized statistical rating organization, on a case by case basis; (iv) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; (v) is issued by any of the 50 states of the U.S., its territories, and their subdivisions, counties, cities, towns, villages, and school districts; by agencies such as authorities and special districts created by the states; and by certain federally sponsored agencies such as local housing authorities. Payments made on these bonds are exempt from federal income taxes and are generally exempt from state and local taxes in the state of issuance; and (vi) Fifty percent of the aggregate fair market value of the pledged pool may be rated by a nationally recognized statistical rating organization other than S&P. Notwithstanding the foregoing limitations:

          (A)  Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) rated at least "BBB" by S&P or "A" by another NRSRO shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that either (i) 2% is added to the S&P Discount Factor for every 1% by which the Market Value for any issuer exceeds 5%, up to a maximum of 10% or (ii) 10% is added to the S&P Discount Factor for any issuer that exceeds 5% of the aggregate S&P Eligible Assets. High Yield Securities (as defined below) of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

          (B)  Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities (as defined below) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

          (C)  Municipal Obligations issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; or

      (xiii)  Asset Backed Securities. Receivables-backed tranches are publicly issued with a rating of "AA" or higher by S&P, tranches are current interest-bearing, fixed- or floating-rate, and are backed by automobile loans or credit card (fixed-rate only) receivables with an original issuance size of at least $200 million. No more than 25% of the total market value of the collateral can be from one private sector issuer. With respect to floating-rate credit card receivables, not more than 25% of the collateral may be from one investment-grade private sector issuer. No more than 10% of the market value of the collateral may be from one noninvestment-grade private sector issuer.

        Escrow Bonds may comprise 100% of the Trust's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another NRSRO are limited to 50% of the Fund's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another NRSRO are assigned that same rating level as its debt issuer, and will remain in its original industry category.

        Any asset of the Trust that does not have an S&P Discount Factor will be valued at $0.00.

        "S&P EXPOSURE PERIOD" means the sum of (i) that number of days from the last Valuation Date on which the Trust's Discounted Value of S&P Eligible Assets were greater than the Preferred Share Basic Maintenance Amount to the Valuation Date on which the Trust's Discounted Value of S&P Eligible Assets failed to exceed the Trust Preferred Share Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Trust has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Trust Preferred Basic Maintenance Amount, and (iii) the maximum number of days the Trust has to effect a mandatory redemption under this Statement.

        "S&P INDUSTRY CLASSIFICATIONS" means for the purpose of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P Global Industry Classification System):

Aerospace & Defense	Industrial Conglomerates
Air Freight and Logistics Airlines	Insurance
Automobiles	Internet & Catalog Retail
Automobile Components	Internet Software & Services
Beverages	IT Services
Biotechnology	Leisure Equipment & Products
Building Products	Machinery
Cable	Marine
Capital Markets	Media
Computers & Peripherals	Metals & Mining
Commercial Banks	Office Electronics
Commercial Services & Supplies	Oil & Gas
Communications Equipment	Packaging and Containers
Construction & Engineering	Paper & Forest Products
Consumer Finance	Personal Products
Containing & Packaging	Pharmaceuticals
Distributors	Real Estate
Diversified Financial Services	Retail
Diversified Telecommunication Services	Road & Rail
Electric Utilities	Software
Electrical Equipment	Specialty Retail
Electronic Equipment & Instrument	Semiconducters and Semi Conducter
Energy Equipment & Services	Equipment
Food & Staples Retailing	Textiles, Apparel and Luxury Goods
Food Products	Thrift & Mortgage Finance
Gas Utilities	Tobacco
Healthcare Equipment & Supplies	Trading Companies & Distributors
Healthcare Providers & Services	Transportation and Infrastructure
Hotels, Restaurants & Leisure	Transportation Utilities
Household Durables	Water Utilities
Household Products	Wireless Telecommunication Services

        The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and S&P, to the extent the Fund considers necessary.

        "S&P LOAN CATEGORY" means the following four categories (and, for purposes of this categorization, the Market Value of an S&P Eligible Asset trading at par is equal to $1.00):

            (i)  "S&P Loan Category A" means Performing Senior Loans which have a Market Value greater than $0.90;

           (ii)  "S&P Loan Category B" means Performing Senior Loans which have a Market Value greater than or equal to $0.85 but equal to or less than $0.90;

          (iii)  "S&P Loan Category C" means non-Performing Senior Loans which have a Market Value greater than $0.85;

          (iv)  "S&P Loan Category D" means:

        Performing Senior Loans which have a Market Value less than $.85; and

        Non-Performing Senior Loans which have a Market Value less than or equal to $.85.

         (v)  "Performing" means that no default as to the payment of principal or interest has occurred and is continuing.

        "SENIOR LOANS" means "Senior Loans" as defined in the Trust's Registration Statement on Form N-2 (File No.            ) relating to the APS on file with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time.

        "SHORT-TERM MONEY MARKET INSTRUMENT" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term of maturity thereof is not in excess of 180 days:

            (i)  commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

           (ii)  demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii)  overnight funds;

          (iv)  U.S. Government Obligations;

           (v)  Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA-from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided, further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or Trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust); and provided further, that the interest receivable by the Trust shall not be subject to any withholding or similar taxes; and

          (vi)  Money Market Funds.

        "U.S. GOVERNMENT AGENCIES" means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association (FNMA) and the Farm Credit System.

        "U.S. GOVERNMENT OBLIGATIONS" means direct non-callable obligations of the United States (e.g., Treasury Notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitle to the full faith and credit of the United States Treasury Bills and U.S. Treasury Security Strips, provide for the periodic payment of interest and the full payment of principal at maturity. The following conditions also apply to U.S. Government Obligations:

            (i)  If a Treasury interest-only strip is to be considered and eligible asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;

           (ii)  (The trustee thereunder ("USGO Trustee") must have a first, perfected security interest in the underlying collateral;

          (iii)  The underlying collateral must be free and clear of third-party claims;

          (iv)  The underlying collateral must be registered in the name of the USGO Trustee;

           (v)  Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;

          (vi)  Treasury Bills that mature next day are considered cash equivalent and are valued at 100%; and

         (vii)  Over-collateralization levels do not apply to zero-coupon Treasuries.

SECTION 5

Initial Rate Periods.

        The Initial Rate Period for shares of Series T7 APS shall be the period from and including the Date of Original Issue thereof to but excluding November 3, 2004.

        The Initial Rate Period for shares of Series W7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding November 4, 2004.

        The Initial Rate Period for shares of Series R7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding November 5, 2004.

SECTION 6

        Date for Purposes of the Definition of "Annual Valuation Date" Contained Under the Heading "Definitions" in this Statement.

        December 31, 2004.

SECTION 7

Dividend Payment Dates.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series T7 APS, for the Initial Rate Period on November 3, 2004, and on each Wednesday thereafter.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series W7 AMPS, for the Initial Rate Period on November 4, 2004, and on each Thursday thereafter.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series R7 AMPS, for the Initial Rate Period on November 5, 2004, and on each Friday thereafter.

SECTION 8

        Amount for Purposes of Subparagraph (c) (i) of Section 4 of Part I of this Statement.

SECTION 9

        Redemption Provisions Applicable to Initial Rate Periods.

        Not applicable.

SECTION 10

        Reserved.

SECTION 11

Certain Restrictions and Requirements

        "MOODY'S HEDGING TRANSACTIONS" means the purchase or sale of any exchange traded futures, option or option on futures contact based on an index approved by Moody's. The Trust may engage in Moody's Hedging Transactions subject to the following limitations (exempt are transactions that are terminating contracts already held by the Trust.): (a) For financial futures contracts based on an index the total number of contracts held at any one time should not exceed, without the written consent of Moody's, exceed 10% of the average open interest for the 30 days preceding the purchase of such transaction as reported by The Wall Street Journal or other respectable news source approved by Moody's; (b) The market value of financial futures contracts based on an index approved by Moody's are limited to 80% of Moody's Eligible Assets or 50% of the Trust's holdings, whichever is greater; (c) Financial futures contracts based on an index should be limited to clearinghouses that are rated no lower than A by Moody's (or, if not rated by Moody's but rated by S&P or Fitch, rated A by S&P or Fitch). (d) engage in options and futures transactions for leveraging or speculative purposes without the written consent of Moody's; or (e) write any call option or sell any financial futures contracts for the purpose of hedging an anticipated purchase of an asset without the written consent of Moody's. (f) for so long as any Preferred Shares are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are otherwise permitted under this Statement), except that the Trust may enter into such contracts to purchase newly issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations: (i) The Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rates P-1, MTG-1, MIG-1, or Baa or higher by Moody's or, if not rated by Moody's, rated F-1 by Fitch, and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward

Commitment to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and (ii) The Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

        "S&P HEDGING TRANSACTIONS" means purchases or sales of exchange-traded financial futures contracts based on any index approved by S&P or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by S&P or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by S&P or Treasury bonds ("S&P Hedging Transactions"), subject to the following limitations:

          (A)  for each net long or short position in S&P Hedging Transactions, the Trust will maintain in a segregated account with the Trust's custodian an amount of cash or readily marketable securities or an opposite position having a value, when added to any amounts on deposit with the Trust's futures commission merchants or brokers as margin or premium for such position, at least equal to the market value of the Trust's potential obligations on such position, marked-to-market on a daily basis, in each case as and to the extent required by the applicable rules or orders of the Commission or by interpretations of the Commission's staff;

          (B)  the Trust will not engage in any S&P Hedging Transaction which would cause the Trust at the time of such transaction to own or have sold the lesser of outstanding futures contracts based on any of the aforementioned indices exceeding in number 10% of the average number of daily traded futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (C)  the Trust will engage in closing transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (1) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount on two consecutive Valuation Dates and (2) the Trust is required to pay variation margin on the second such Valuation Date;

          (D)  the Trust will engage in a closing transaction to close out any outstanding futures contract or option thereon at least one week prior to the delivery date under the terms of the futures contract or option thereon unless the corporation holds the securities deliverable under such terms; and

          (E)  when the Trust writes a futures contract or option thereon, either the amount of margin posted by the Trust (in the case of a futures contract) or the marked-to-market value of the Trust's obligation (in the case of a put option written by the Trust) shall be treated as a liability of the Trust for purposes of calculating the Preferred Share Basic Maintenance Amount, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security and the Trust does not wish to treat its obligations with respect thereto as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount, it shall hold such underlying security in its portfolio and shall not include such security to the extent of such contract or option as an S&P Eligible Asset.

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  Filed Pursuant to Rule 497(e) Registration Number 333-118715
  Prospectus summary
  Financial highlights (unaudited)
  The Trust
  Use of proceeds
  Capitalization (unaudited)
  Portfolio composition
  The Trust's investments
  Portfolio securities
  Description of borrowings
  Risks
  Management of the Trust
  Description of APS
  The auction
  Description of Common Shares
  Certain provisions in the Agreement and Declaration of Trust
  Repurchase of Common Shares
  U.S. federal income tax matters
  Underwriting
  Custodian, transfer agent and auction agent
  Legal opinions
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BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
STATEMENT OF ADDITIONAL INFORMATION

USE OF PROCEEDS
INVESTMENT OBJECTIVES AND POLICIES
INVESTMENT POLICIES AND TECHNIQUES
OTHER INVESTMENT POLICIES AND TECHNIQUES
MANAGEMENT OF THE TRUST
PORTFOLIO TRANSACTIONS AND BROKERAGE
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR APS
DESCRIPTION OF SHARES
REPURCHASE OF COMMON SHARES
U.S. FEDERAL INCOME TAX MATTERS
EXPERTS
ADDITIONAL INFORMATION
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BlackRock Global Floating Rate Income Trust STATEMENT OF ASSETS AND LIABILITIES July 12, 2004
BlackRock Global Floating Rate Income Trust STATEMENT OF OPERATIONS For the period April 20, 2004 (date of inception) to July 12, 2004
BlackRock Global Floating Rate Income Trust STATEMENT OF CHANGES IN NET ASSETS For the period April 20, 2004 (date of inception) to July 12, 2004
BlackRock Global Floating Rate Income Trust STATEMENT OF ASSETS AND LIABILITIES (unaudited) September 30, 2004
BlackRock Global Floating Rate Income Trust STATEMENT OF OPERATIONS (unaudited) For the period(1) ended September 30, 2004
BlackRock Global Floating Rate Income Trust STATEMENT OF CHANGES IN NET ASSETS (unaudited) For the period(1) ended September 30, 2004
BlackRock Global Floating Rate Income Trust (BGT) PORTFOLIO OF INVESTMENTS (unaudited) SEPTEMBER 30, 2004
NOTES TO FINANCIAL STATEMENTS
APPENDIX A BLACKROCK GLOBAL FLOATING RATE INCOME TRUST STATEMENT OF PREFERENCES OF AUCTION PREFERRED SHARES ("APS")

DEFINITIONS
PART I.
PART II.
BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
APPENDIX A
SECTION 1
SECTION 2
SECTION 3
SECTION 4
MOODY'S RATING CATEGORY
J.P. Morgan Emerging Market Bond Index (EMBI and EMBI+)
Overcollateralization Levels by Transaction Rating & Exposure Period
Desired Transaction Rating
SECTION 5
SECTION 6
SECTION 7
SECTION 8
SECTION 9
SECTION 10
SECTION 11